                                                                    EXHIBIT 10.9

                          MINDSPEED TECHNOLOGIES, INC.
                             RETIREMENT SAVINGS PLAN

              (Amended and restated effective as of August 1, 2005)

                                TABLE OF CONTENTS

                                                                                                            Page
PREAMBLE..................................................................................................     1

ARTICLE I: DEFINITIONS....................................................................................     2
     1.010      Accounts..................................................................................     2
     1.020      Actual Contribution Percentage............................................................     2
     1.030      Actual Contribution Percentage Limit......................................................     2
     1.040      Actual Deferral Percentage................................................................     3
     1.050      Actual Deferral Percentage Limit..........................................................     3
     1.060      Administrative Committee..................................................................     4
     1.070      Affiliated Company........................................................................     5
     1.080      Base Compensation.........................................................................     5
     1.090      Basic Post-Tax Contributions..............................................................     5
     1.100      Basic Pre-Tax Contributions...............................................................     5
     1.110      Beneficiary...............................................................................     5
     1.120      Board of Directors........................................................................     6
     1.130      Catch-Up Pre-Tax Contributions............................................................     6
     1.140      Catch-Up Pre-Tax Contribution Account.....................................................     6
     1.150      Code......................................................................................     6
     1.160      Company...................................................................................     6
     1.170      Company Matching Contributions............................................................     6
     1.180      Company Matching Contribution Account.....................................................     6
     1.190      Company Profit Sharing Contributions......................................................     6
     1.200      Company Profit Sharing Contribution Account...............................................     7
     1.210      Compensation..............................................................................     7
     1.220      Effective Date............................................................................     7
     1.230      Eligible Employee.........................................................................     7
     1.240      Eligible Retirement Plan..................................................................     7
     1.250      Employee..................................................................................     8
     1.260      ERISA.....................................................................................     8
     1.270      Hardship..................................................................................     8
     1.280      Highly Compensated Employee...............................................................     9
     1.290      Highly Compensated Employee Group.........................................................     9
     1.300      Investment Fund(s)........................................................................    10
     1.310      Layoff....................................................................................    10
     1.320      Leased Employee...........................................................................    10
     1.330      Mindspeed.................................................................................    10
     1.340      Mindspeed Stock Fund......................................................................    10
     1.350      Named Fiduciary...........................................................................    10
     1.360      Non-Highly Compensated Employee...........................................................    10
     1.370      Non-Highly Compensated Employee Group.....................................................    11
     1.380      Participant...............................................................................    11
     1.390      Participant Contributions.................................................................    11

     1.400      Plan......................................................................................    11
     1.410      Plan Administrator........................................................................    11
     1.420      Plan Committee............................................................................    11
     1.430      Plan Year.................................................................................    11
     1.440      Post-Tax Contributions....................................................................    11
     1.450      Post-Tax Contribution Account.............................................................    11
     1.460      Pre-Tax Contributions.....................................................................    11
     1.470      Pre-Tax Contribution Account..............................................................    11
     1.480      Rollover Contributions....................................................................    11
     1.490      Rollover Contributions Account............................................................    12
     1.500      Supplemental Post-Tax Contributions.......................................................    12
     1.510      Supplemental Pre-Tax Contributions........................................................    12
     1.520      Transfer Contributions....................................................................    12
     1.530      Trust Agreement...........................................................................    12
     1.540      Trust Fund................................................................................    12
     1.550      Trustee...................................................................................    12
     1.560      Valuation Date............................................................................    12

ARTICLE II: PARTICIPATION AND CONTRIBUTIONS...............................................................    12
     2.010      Participation.............................................................................    12
     2.020      Basic Contributions.......................................................................    12
     2.030      Supplemental Contributions................................................................    13
     2.040      Changes Between Pre-Tax and Post-Tax Contributions........................................    13
     2.050      Catch-Up Pre-Tax Contributions............................................................    13
     2.060      Company Matching Contributions............................................................    14
     2.070      Company Profit Sharing Contributions......................................................    15
     2.080      Transfer Contributions and Rollover Contributions.........................................    15

ARTICLE III: CONTRIBUTION LIMITATIONS.....................................................................    17
     3.010      Limitations on Employee Contributions.....................................................    17

ARTICLE IV: PLAN INVESTMENTS..............................................................................    22
     4.010      Investment Elections......................................................................    22
     4.020      Fund Transfers - Participant Contributions, Company Matching Contributions,
                Company Profit Sharing Contributions, Rollover Contributions and Transfer
                Contributions.............................................................................    23
     4.030      Participant's Accounts....................................................................    24
     4.040      Valuation and Participant Statements......................................................    24

ARTICLE V: EMPLOYMENT TERMINATION BENEFITS................................................................    24
     5.010      Vesting...................................................................................    24
     5.020      Retirement, Death, Layoff, Etc............................................................    25
     5.030      Form of Distributions to Retiring Participants............................................    30
     5.040      Termination of Employment or Severance From Employment....................................    30
     5.050      Cash-Out and Automatic Rollover Rules.....................................................    31
     5.060      Transfer of Distribution Directly to Eligible Retirement Plan.............................    32

ARTICLE VI: WITHDRAWALS AND LOANS.........................................................................    32
     6.010      Withdrawals from Accounts by Participants under Age 59-1/2................................    32
     6.020      Withdrawals from Accounts by Participants over Age 59-1/2.................................    33
     6.030      Hardship Withdrawals from Pre-Tax Contribution Accounts...................................    34
     6.040      Allocation of Withdrawals Among Investment Funds..........................................    35
     6.050      Loans.....................................................................................    35
     6.060      Transfers to Certain Affiliated Company Plans.............................................    35
     6.070      Transfer of Distribution or Withdrawal to Eligible Retirement Plan........................    36

ARTICLE VII: DEATH BENEFITS...............................................................................    36
     7.010      Designation of a Beneficiary..............................................................    36
     7.020      Payment to a Beneficiary..................................................................    37

ARTICLE VIII: TRUST AGREEMENT.............................................................................    37
     8.010      Establishment of Trust Fund...............................................................    37
     8.020      Investment Funds of the Trust.............................................................    37
     8.030      Trustee's Powers and Authority............................................................    37
     8.040      Statutory Limits..........................................................................    37
     8.050      Duty of Trustee as to Common Stock in the Mindspeed Stock Fund............................    38
     8.060      Rights in the Trust Fund..................................................................    39
     8.070      Taxes, Fees and Expenses of the Trustee...................................................    39

ARTICLE IX: ADMINISTRATION................................................................................    40
     9.010      General Administration....................................................................    40
     9.020      Plan Committee............................................................................    40
     9.030      Plan Committee Records....................................................................    41
     9.040      Funding Policy............................................................................    41
     9.050      Allocation and Delegation of Duties Under the Plan........................................    41
     9.060      Plan Committee Powers.....................................................................    41
     9.070      Plan Administrator........................................................................    42
     9.080      Reliance Upon Documents and Opinions......................................................    42
     9.090      Requirement of Proof......................................................................    42
     9.100      Limitation on Liability and Indemnification...............................................    43
     9.110      Mailing and Lapse of Payments.............................................................    43
     9.120      Non-Alienation............................................................................    43
     9.130      Notices and Communications................................................................    44
     9.140      Company Rights............................................................................    44
     9.150      Payments on Behalf of Incompetent Participants or Beneficiaries...........................    44

ARTICLE X: PARTICIPANT CLAIMS.............................................................................    45
    10.010      Requirement to File Claim.................................................................    45
    10.020      Appeal of Denied Claim....................................................................    45

ARTICLE XI: AMENDMENT, MERGERS, TERMINATION, ETC..........................................................    45
    11.010      Amendment.................................................................................    45
    11.020      Transfer of Assets and Liabilities........................................................    45

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
    11.030      Merger Restriction........................................................................    46
    11.040      Suspension of Contributions...............................................................    46
    11.050      Discontinuance of Contributions...........................................................    46
    11.060      Termination...............................................................................    46

ARTICLE XII: STATUTORY LIMITATIONS........................................................................    47
    12.010      Annual Limits of Participant's Account Increases..........................................    47
    12.020      Combining Similar Plans...................................................................    47
    12.030      Correcting Contributions in Excess of Annual Limits.......................................    47

ARTICLE XIII: TOP HEAVY PROVISIONS........................................................................    49
    13.010      Definitions...............................................................................    49
    13.020      Application of this Article...............................................................    51

ARTICLE XIV: MISCELLANEOUS................................................................................    51
    14.010      Benefits Payable only from Trust Fund.....................................................    51
    14.020      Requirement for Release...................................................................    51
    14.030      Transfers of Stock........................................................................    51
    14.040      Qualification of the Plan.................................................................    51
    14.050      Interpretation............................................................................    52
    14.060      Military Service..........................................................................    52

Appendix A................................................................................................   A-1

Appendix B................................................................................................   B-1

                                    PREAMBLE

The Plan is established effective as of July 1, 2003. The Plan was amended, effective as of July 1, 2003, to include procedures to address any contributions which are in excess of Internal Revenue Code Section 415(c) limitations based on model language issued by the Internal Revenue Service. The Plan was amended effective as of March 28, 2005 to provide that, in the absence of an election by the participant to the contrary, the account balances of a participant who has separated from service will be automatically rolled over from the Plan to an individual retirement account in the name of such participant if such account balances equal more than $1,000 but not more than $5,000. Appendix B to the Plan was amended effective as of April 26, 2005 to reflect the addition of four new Fidelity Freedom investment funds. The Plan was amended and restated effective as of August 1, 2005 to incorporate all amendments adopted through such date.

                             ARTICLE I: DEFINITIONS

1.010 ACCOUNTS means a Participant's Pre-Tax Contribution Account, Post-Tax Contribution Account, Company Matching Contribution Account, Company Profit Sharing Contribution Account, Rollover Contributions Account and Catch-Up Pre-Tax Contribution Account.

1.020 ACTUAL CONTRIBUTION PERCENTAGE means, for each of the Highly Compensated Employee Group and the Non-Highly Compensated Employee Group, the average of each such Group's percentages, calculated separately for each Participant in such Group, which is obtained by dividing the sum of amount of Company Matching Contributions determined under Section 2.060 plus the amount of Post-Tax Contributions each Participant has elected for the relevant Plan Year pursuant to Sections 2.020(b) and 2.030(b) by the Participant's Compensation for that Plan Year. The Actual Contribution Percentage will be calculated to the nearest ..01%.

1.030 ACTUAL CONTRIBUTION PERCENTAGE LIMIT means the maximum Actual Contribution Percentage permitted for each Plan Year for Highly Compensated Employee Group Participants and will be that percentage amount which does not exceed the greater of:

(a) the Actual Contribution Percentage for the Non-Highly Compensated Employee Group, multiplied by one and twenty-five hundredths (1.25); or

(b)   the lesser of:

      (1) an amount which does not exceed the Actual Contribution Percentage for the Non-Highly Compensated Employee Group by more than two (2) percentage points; or

      (2) the Actual Contribution Percentage for the Non-Highly Compensated Employee Group, multiplied by two (2).

If a Participant who is a member of the Highly Compensated Employee Group is a participant in any other plan established or maintained by an Affiliated Company pursuant to which elective deferrals under a cash-or-deferred arrangement or matching contributions, both as defined in Section 401(m)(4) of the Code, or employee contributions, are made, such other plan will be deemed to be part of this Plan for the purpose of determining the Actual Contribution Percentage Limit with respect to that Participant.

The Plan will take into account the Actual Contribution Percentage of all Eligible Employees for purposes of the Actual Contribution Percentage Limit. For this purpose, an Eligible Employee is any Employee who is, directly or indirectly, eligible to receive Company Matching Contributions or to make Post-Tax Contributions, including an Employee who would be eligible for Company Matching Contributions but for his or her failure to make required Pre-Tax Contributions and an Employee whose right to receive Company Matching Contributions or to make Post-Tax Contributions has been suspended because of an election not to participate. In the case of an Eligible Employee who does not receive Company Matching Contributions or who did not make Post-Tax Contributions, the Actual Contribution Percentage that is to be included in determining the Actual Contribution Percentage Limit is zero.

A Post-Tax Contribution or a Company Matching Contribution will be taken into account under the Actual Contribution Percentage Limit for a Plan Year only if it is made on account of the Eligible Employee's receipt of a Company Matching Contribution or deferral of Post-Tax Contributions for the Plan Year and is contributed to the Trust before the last day of the twelve-month period immediately following the Plan Year to which the Company Matching Contributions or Post-Tax Contributions relate and is allocated within the Plan Year to which the Company Matching Contributions or Post-Tax Contributions relate. Qualified Matching Contributions (as defined in Section 3.010(c)(1)(ii)) which are used to meet the requirements of Section 401(k)(3)(A) of the Code are not taken into account under the Actual Contribution Percentage Limit. The Actual Contribution Percentage Limit will be calculated to the nearest .01%.

1.040 ACTUAL DEFERRAL PERCENTAGE means, for the Highly Compensated Employee Group and the Non-Highly Compensated Employee Group, the average of each such Group's percentages, calculated separately for each Participant in such Group, which is obtained by dividing the amount of Pre-Tax Contributions each Participant has elected for the relevant Plan Year pursuant to Sections 2.020(a) and 2.030(a) by the Participant's Compensation for that Plan Year. Catch-Up Pre-Tax Contributions deferred in accordance with Section 2.050 of the Plan are not included in the calculation of the Actual Deferral Percentage. The Actual Deferral Percentage will be calculated to the nearest .01%.

1.050 ACTUAL DEFERRAL PERCENTAGE LIMIT means the maximum Actual Deferral Percentage permitted for each Plan Year for Highly Compensated Employee Group Participants and will be that percentage amount which does not exceed the greater of:

(a) the Actual Deferral Percentage for the Non-Highly Compensated Employee Group, multiplied by one and twenty-five hundredths (1.25); or

(b)   the lesser of:

      (1) an amount which does not exceed the Actual Deferral Percentage for the Non-Highly Compensated Employee Group by more than two (2) percentage points; or

      (2) the Actual Deferral Percentage for the Non-Highly Compensated Employee Group, multiplied by two (2).

If a Participant who is a member of the Highly Compensated Employee Group is a participant in any other plan established or maintained by an Affiliated Company pursuant to which elective deferrals under a cash-or-deferred arrangement or matching contributions, both as defined in Section 401(m)(4) of the Code, or employee contributions, are made, such other plan will be deemed to be part of this Plan for the purpose of determining the Actual Deferral Percentage Limit with respect to that Participant.

The Plan will take into account the Actual Deferral Percentage of all Eligible Employees for purposes of calculating the Actual Deferral Percentage Limit. For this purpose, an Eligible Employee is any Employee who is, directly or indirectly, eligible to make Pre-Tax Contributions, including an Employee whose right to make Pre-Tax Contributions has been suspended because of an election not to participate. In the case of an Eligible Employee who does not make Pre-Tax Contributions, the Actual Deferral Percentage that is to be included in determining the Actual Deferral Percentage Limit is zero.

A Pre-Tax Contribution deferred under Sections 2.020(a) and 2.030(a) of the Plan will be taken into account under the Actual Deferral Percentage Limit only if such contribution is related to Compensation that either would have been received by the Employee in the Plan Year (but for the deferral election under Sections 2.020(a) and 2.030(a) of the Plan) or is attributable to services performed by the Employee in the Plan Year and would have been received by the Employee within 2 -1/2 months after the close of the Plan Year (but for the deferral election).

A Pre-Tax Contribution deferred under Sections 2.020(a) and 2.030(a) of the Plan will be taken into account under the Actual Deferral Percentage Limit for a Plan Year only if it is contributed to the Trust Fund before the last day of the twelve-month period immediately following the Plan Year to which the contribution relates. A Pre-Tax Contribution is considered allocated as of a date within the Plan Year if such allocation is not contingent on participation or performance after such date. The Actual Deferral Percentage Limit will be calculated to the nearest .01%.

1.060 ADMINISTRATIVE COMMITTEE means the committee appointed by the Plan Committee and assigned responsibility under Section 6.030.

1.070 AFFILIATED COMPANY means Mindspeed Technologies, Inc. and:

(a) any corporation incorporated under the laws of one of the states of the United States of America of which Mindspeed owns, directly or indirectly, eighty percent (80%) or more of the combined voting power of all classes of stock or eighty percent (80%) or more of the total value of the shares of all classes of stock (all within the meaning of Section 1563 of the Code);

(b) any partnership or other business entity organized under such laws, of which Mindspeed owns, directly or indirectly, eighty percent (80%) or more of the voting power or eighty percent (80%) or more of the total value (all within the meaning of Section 414(c) of the Code); and

(c) any other company deemed to be an Affiliated Company by Mindspeed's Board of Directors.

1.080 BASE COMPENSATION means a Participant's Compensation during any Plan Year, not in excess of Two Hundred Thousand Dollars ($200,000) (or such other amount as may be established pursuant to Section 401(a)(17) of the Code for any calendar year and effective for the first Plan Year which begins with or within such calendar year) including lump sum merit awards and any amount which would be paid to the Participant absent elections under Sections 2.020(a) and 2.030(a) of the Plan or an election to make elective employer contributions pursuant to a qualified cash or deferred arrangement under a cafeteria plan meeting the requirements of Section 125 of the Code. Base Compensation will not include compensation for overtime, extended workweek compensation, night work or other premium pay, bonuses, any form of extra, contingent or supplementary compensation (including, but not limited to lump sum payments for unused vacation) or compensation on the hourly payroll.

1.090 BASIC POST-TAX CONTRIBUTIONS means the amounts contributed by a Participant to the Plan through payroll deductions pursuant to the Participant's elections under Sections 2.020(b) and 2.030(b).

1.100 BASIC PRE-TAX CONTRIBUTIONS means the amounts contributed to the Plan on behalf of a Participant pursuant to the Participant's elections under Sections 2.020(a) and 2.030(a).

1.110 BENEFICIARY means one or more persons or trusts designated by a Participant pursuant to Article VII; provided, however, that, in the case of a Participant who has been married for a one (1) year period and who dies prior to complete distribution of his or her Accounts, the Beneficiary of such person will be deemed to be the Participant's spouse regardless of any contrary designation, unless the Participant has filed with the Plan

Administrator a written designation of a person or persons other than such spouse as Beneficiary or Beneficiaries. Such written designation must be accompanied by a written consent of the Participant's spouse or it is established to the satisfaction of the Plan Administrator that such consent cannot be obtained because there is no spouse or the spouse cannot be located or on account of other circumstances permitted under Section 417(a)(2) of the Code. Such written consent (the execution of which must be witnessed by a notary public who is not an Employee) will be on a form furnished to the Participant by the Plan Administrator and will acknowledge the effect of such consent. In the event the Participant has a new spouse to whom he or she has been married for at least a one (1) year period, the designation of the prior spouse will be void and the new spouse will be deemed to be the Participant's Beneficiary, unless the Participant makes a written designation of a person or persons other than the new spouse.

1.120 BOARD OF DIRECTORS means the Board of Directors of Mindspeed; provided, however, that any action or determination under Sections 1.070, 1.160, 1.230, 2.060, 2.070, 11.010, and 11.060 may be taken by any officer of the Company who is authorized to do so by the Board of Directors.

1.130 CATCH-UP PRE-TAX CONTRIBUTIONS means an amount contributed to the Plan on behalf of a Participant pursuant to the Participant's elections under Section 2.050.

1.140 CATCH-UP PRE-TAX CONTRIBUTION ACCOUNT means a Plan Account with respect to a Participant which is comprised of his or her Catch-Up Pre-Tax Contributions, as adjusted for gains or losses related thereto.

1.150 CODE means the Internal Revenue Code of 1986, as from time to time amended.

1.160 COMPANY means Mindspeed Technologies, Inc., a Delaware corporation, and any other entity to which the Board of Directors has extended this Plan.

1.170 COMPANY MATCHING CONTRIBUTIONS means the contributions made to the Trust Fund by Mindspeed or an Affiliated Company pursuant to the provisions of Section 2.060.

1.180 COMPANY MATCHING CONTRIBUTION ACCOUNT means a Plan Account with respect to a Participant which is comprised of his or her Company Matching Contributions, as adjusted for gains or losses related thereto.

1.190 COMPANY PROFIT SHARING CONTRIBUTIONS means the contributions made to the Trust Fund by Mindspeed or an Affiliated Company pursuant to the provisions of
Section 2.070.

1.200 COMPANY PROFIT SHARING CONTRIBUTION ACCOUNT means a Plan Account with respect to a Participant which is comprised of his or her Company Profit Sharing Contributions, as adjusted for gains or losses related thereto.

1.210 COMPENSATION means the compensation of a Participant as defined in Section 414(s) of the Code.

1.220 EFFECTIVE DATE means July 1, 2003.

1.230 ELIGIBLE EMPLOYEE means any Employee (including any officer) employed on a salary or weekly payroll of an Affiliated Company, or on the salary or weekly payroll of a division, plant, office or location of an Affiliated Company, to which the benefits of the Plan have been extended by the Board of Directors who was hired (and advised he or she was hired) directly by the Company as a regular employee and who performs regular employment services directly for the Company. Eligible Employee will not include any director of the Company not otherwise so employed, nor any person not otherwise so employed who is compensated by special fees or pursuant to a special contract or arrangement, or on a commission basis, nor any person covered by a collective bargaining agreement which does not provide for participation in the Plan. The terms "Eligible Employee" and "Eligible Employees" as used in this Plan will not include any individuals who work, or who were hired to work, or who were advised that they work:

(a)   as independent contractors or employees of independent contractors;

(b) as temporary employees, regardless of the length of time that they work at the Company;

(c) through a temporary placement agency, job placement agency, or other third party; or

(d) as part of an employee leasing arrangement between the Company and any third party.

For the purposes of this Plan, the exclusions described above will remain in effect even if a court or administrative agency determines that such individuals are common law employees and not independent contractors. Such individuals will not be retroactively permitted to participate in the Plan.

1.240 ELIGIBLE RETIREMENT PLAN means:

(a)   an individual retirement account described in Section 408(a) of the Code;

(b)   an individual retirement annuity described in Section 408(b) of the Code;

(c)   an annuity contract described in Section 403(a) of the Code;

(d) an eligible plan described in Section 457(b) of the Code which is maintained by a state, political subdivision of a state or any agency or instrumentality of a state or political subdivision of a state; or

(e)   a qualified plan (which is a defined contribution plan) described in
      Section 401(a) of the Code,

which agrees to accept an individual's eligible rollover distributions and which agrees to separately account for amounts transferred into such plan from the Plan. The definition of Eligible Retirement Plan will apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in
Section 414(p) of the Code to all types of Eligible Retirement Plans described in (a)-(e) above.

With respect to that portion of the distribution from the Plan which is not includible in gross income, such portion of the distribution may be transferred only to an eligible retirement plan under subsections (a), (b) or (e) above that agrees to separately account for amounts so transferred, including separate accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

1.250 EMPLOYEE means any employee of the Company or of any Affiliated Company or other employer required to be aggregated with the Company under Section 414(b),
Section 414(c), Section 414(m) or Section 414(o) of the Code. "Employee" will, to the extent permitted by Section 406 of the Code, be deemed to include any United States citizen regularly employed by a foreign subsidiary or affiliate of the Company. The term Employee will also include any Leased Employee deemed to be an Employee of any employer described in the previous sentence as provided in
Section 414(n) or Section 414(o) of the Code.

1.260 ERISA means the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

1.270 HARDSHIP means an immediate and heavy financial need of an Employee for which the amount required is not reasonably available to such Employee from other sources and which arises for one of the following reasons:

(a) the purchase (excluding mortgage payments) or construction of a principal residence for the Employee, or to prevent eviction from, or foreclosure on the mortgage on, the Employee's principal residence;

(b)   the incurring of obligations for:

      (1) tuition, related educational fees and room and board expenses for post-secondary education for the Employee, his or her spouse or one or more of his or her children or other dependents (as defined in Section 152 of the Code) to be incurred during the twelve (12) month period immediately following the date of his or her request for distribution; or

      (2) expenses not covered by insurance which either have been previously incurred by the Employee for, or are necessary in order for the Employee to obtain, medical care (as described in Section 213(d) of the Code) for himself, his or her spouse or one or more of his or her dependents (as defined in Section 152 of the Code);

(c) any other reason which is permitted under Section 401(k)(2)(B)(i)(IV) of the Code and which is approved by the Administrative Committee.

1.280 HIGHLY COMPENSATED EMPLOYEE means any Employee who (a) was a five percent (5%) owner (as defined in Section 416(i)(1) of the Code) of the Company at any time during the current or preceding Plan Year, or (b) for the preceding Plan Year, (1) had compensation from the Company in excess of Ninety Thousand Dollars ($90,000) (as adjusted pursuant to Section 415(d) of the Code), and (2) if the Company elects the application of this clause for such preceding Plan Year, was in the top-paid group of Employees for such preceding Plan Year.

For this purpose, an Employee is in the top-paid group of Employees for any year if such Employee is in the group consisting of the top twenty percent (20%) of the Employees when ranked on the basis of compensation paid during such year. A former employee will be treated as a Highly Compensated Employee if (x) such Employee was a Highly Compensated Employee when such Employee separated from service from the Company, or (y) such Employee was a Highly Compensated Employee at any time after attaining age 55.

The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, will be made in accordance with Section 414(q) of the Code and the regulations thereunder.

For purposes of this subsection, the term "compensation" means compensation within the meaning of Section 415(c)(3) of the Code.

1.290 HIGHLY COMPENSATED EMPLOYEE GROUP means all Eligible Employees who are Highly Compensated Employees.

1.300 INVESTMENT FUND(S) means one or more of the investment vehicles available to Participants as such investment vehicles are described in Appendix B to this Plan, including the Mindspeed Stock Fund.

1.310 LAYOFF means an involuntary severance of employment, other than a discharge for cause.

1.320 LEASED EMPLOYEE means any person (other than an Employee of the Company) who, pursuant to an agreement between the Company and any other person ("leasing organization"), has performed services for the Company (or for the Company and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one year, and such services are performed under the primary direction or control of the Company. Contributions or benefits provided to a Leased Employee by the leasing organization which are attributable to services performed for the Company will be treated as if provided by the Company.

A Leased Employee will not be considered an Employee of the Company if: (a) such Leased Employee is covered by a money purchase pension plan providing: (1) a nonintegrated employer contribution rate of at least 10 percent (10%) of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement which are excludable from the Leased Employee's gross income under Section 125, Section 402(e)(3), Section 402(h)(1)(B) or Section 403(b) of the Code; (2) immediate participation; and (3) full and immediate vesting; and (b) Leased Employees do not constitute more than twenty percent (20%) of the Company's non-highly compensated work force.

1.330 MINDSPEED means Mindspeed Technologies, Inc., a Delaware corporation, and its affiliates and successors.

1.340 MINDSPEED STOCK FUND means the fund established by the Trustee for receipt and holding of Company Matching Contributions and Company Profit Sharing Contributions. The Mindspeed Stock Fund is also an Investment Fund established by the Trustee and described in Appendix B to the Plan.

1.350 NAMED FIDUCIARY means the Plan Committee, the Plan Administrator, the Administrative Committee and the Trustee.

1.360 NON-HIGHLY COMPENSATED EMPLOYEE means any Eligible Employee who does not satisfy the definition of a Highly Compensated Employee.

1.370 NON-HIGHLY COMPENSATED EMPLOYEE GROUP means all Eligible Employees who are Non-Highly Compensated Employees.

1.380 PARTICIPANT means a person who has elected to participate in the Plan in accordance with Article II; provided, however, that such term will include a person who no longer has an effective election under Article II only so long as he or she retains an Account under the Plan.

1.390 PARTICIPANT CONTRIBUTIONS means a Participant's Basic Pre-Tax and Basic Post-Tax Contributions, his or her Supplemental Pre-Tax and Supplemental Post-Tax Contributions and his or her Catch-Up Pre-Tax Contributions.

1.400 PLAN means this Mindspeed Technologies, Inc. Retirement Savings Plan, as from time to time amended.

1.410 PLAN ADMINISTRATOR means the person designated as such from time to time by name or corporate office by the Board of Directors.

1.420 PLAN COMMITTEE means the Mindspeed Employee Benefit Plan Committee.

1.430 PLAN YEAR means each twelve-month period ending on the last day of December. Notwithstanding the preceding, the first plan year shall be a short plan year beginning July 1, 2003 and ending December 31, 2003.

1.440 POST-TAX CONTRIBUTIONS means contributions made to the Plan on an after-tax basis by Participants pursuant to an election under Sections 2.020(b) and 2.030(b) of the Plan.

1.450 POST-TAX CONTRIBUTION ACCOUNT means a Plan Account with respect to a Participant which is comprised of his or her Basic and Supplemental Post-Tax Contributions, as adjusted for gains or losses related thereto.

1.460 PRE-TAX CONTRIBUTIONS means contributions made to the Plan on a pre-tax basis by Participants pursuant to an election under Sections 2.020(a) and 2.030(a) of the Plan and pursuant to an election under Section 2.050 of the Plan.

1.470 PRE-TAX CONTRIBUTION ACCOUNT means a Plan Account with respect to a Participant which is comprised of Pre-Tax Contributions, as adjusted for gains or losses related thereto.

1.480 ROLLOVER CONTRIBUTIONS means the amounts described in Section 2.080 which are transferred to a Participant's Rollover Contributions Account pursuant to the terms of subsection (b) of said Section.

1.490 ROLLOVER CONTRIBUTIONS ACCOUNT means a Plan Account described in Section 2.080(c) which has as its purpose the holding of amounts received by the Plan on a Participant's behalf as a Rollover Contribution or a Transfer Contribution.

1.500 SUPPLEMENTAL POST-TAX CONTRIBUTIONS means the amounts contributed by a Participant to the Plan through payroll deductions pursuant to Section 2.030(b).

1.510 SUPPLEMENTAL PRE-TAX CONTRIBUTIONS means the amounts contributed to the Plan on behalf of a Participant pursuant to the Participant's election under
Section 2.030(a).

1.520 TRANSFER CONTRIBUTIONS means the amounts described in Section 2.080 which are transferred to a Participant's Account pursuant to the terms of subsection
(a) of the said Section.

1.530 TRUST AGREEMENT means the trust agreement entered into pursuant to Article VIII of this Plan.

1.540 TRUST FUND means the fund, including the earnings thereon, held by the Trustee for all contributions made under this Plan by Participants and the Company.

1.550 TRUSTEE means the trustee or trustees of the trust described in Article IX of this Plan.

1.560 VALUATION DATE means any American Stock Exchange trading day.

                   ARTICLE II: PARTICIPATION AND CONTRIBUTIONS

2.010 PARTICIPATION. An Eligible Employee will be permitted to elect to participate in the Plan as soon as is practicable following his or her commencement of service with the Company or an Affiliated Company. To the extent administratively feasible, an Eligible Employee's election to participate and contribute to the Plan will become effective on the first payroll payment date following his or her commencement of service as an Eligible Employee and will remain in effect so long as he or she continues as an Employee, unless he or she elects otherwise.

2.020 BASIC CONTRIBUTIONS. An Eligible Employee who notifies the Company of his or her election to become a Participant will also take either or both of the actions described in subsections (a) and (b) below:

(a) elect to defer receipt of an amount equal to 1% through 4% of his or her regular Base Compensation (such deferral to be elected in whole percentages), which amount will be paid to the Plan as a Basic Pre-Tax Contribution to his or her Pre-Tax Contribution Account;

(b) authorize having deducted from his or her regular Base Compensation 1% through 4% (such deduction to be authorized in whole percentages) and then have the amount of such deduction (as adjusted for all applicable taxes due on that amount) paid to the Plan as a Basic Post-Tax Contribution to his or her Post-Tax Contribution Account;

provided, however, that the percentages elected to be deferred or deducted and then made as Basic Pre-Tax and Basic Post-Tax Contributions will together not exceed 4% of the Participant's Base Compensation.

2.030 SUPPLEMENTAL CONTRIBUTIONS. If a Participant has made the elections and/or authorizations described in Section 2.010, he or she will be permitted to take either or both of the actions described in subsections (a) and (b) below:

(a) elect to defer receipt of an amount equal to 5% through 17% of his or her regular Base Compensation (such deferral to be elected in whole percentages), which amount will be paid to the Plan as a Supplemental Pre-Tax Contribution to his or her Pre-Tax Contribution Account;

(b) authorize having an amount equal to 5% through 17% deducted from his or her regular Base Compensation (such deduction to be authorized in whole percentages) and then have the amount of such deduction (as adjusted for all applicable taxes due on that amount) paid to the Plan as a Supplemental Post-Tax Contribution to his or her Post-Tax Contribution Account;

provided, however, that the percentages elected to be deferred or deducted and then made as Supplemental Pre-Tax and Supplemental Post-Tax Contributions will together not exceed 17% of the Participant's Base Compensation.

2.040 CHANGES BETWEEN PRE-TAX AND POST-TAX CONTRIBUTIONS. A Participant will be permitted to elect to increase or decrease at any time (and as often as he or she wishes) the rate of his or her Pre-Tax and Post-Tax Contributions under Sections 2.020 and 2.030. Any such increase or decrease of the rate of the Participant's Pre-Tax and Post-Tax Contributions will be effective as soon as is reasonably possible after receipt by the Plan Administrator of the Participant's election.

2.050 CATCH-UP PRE-TAX CONTRIBUTIONS. An Eligible Employee who attained age fifty (50) before the close of the Plan Year may notify the Company of his or her election to defer receipt of a percentage of his or her Base Compensation in excess of the amount elected under Sections 2.020(a) and 2.030(a) of the Plan (as limited by, among other sections, Sections 3.010(a) and 12.010 of the Plan and as limited by the
Code) which amount will be contributed as a Catch-Up Pre-Tax Contribution to his or her Catch-Up Pre-Tax Contribution Account. The Plan will not be treated as failing to satisfy the provisions of the Plan implementing the requirements of
Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b) or 416 of the Code, as
applicable, by reason of the making of such Catch-Up Pre-Tax Contribution. Notwithstanding the preceding, the maximum amount which an Eligible Employee may elect to defer under this Section as a Catch-Up Pre-Tax Contribution will be limited as follows:

YEAR        AMOUNT
----        ------
2003        $2,000
2004        $3,000
2005        $4,000
2006        $5,000

For the Plan Years beginning on or after January 1, 2007, the maximum amount of Catch-Up Pre-Tax Contributions which may be deferred will be increased in accordance with Section 414(v)(2)(C) of the Code.

2.060 COMPANY MATCHING CONTRIBUTIONS. The Company will contribute to the Plan on behalf of each Participant and out of its current or accumulated profits Company Matching Contributions in such amounts and on such basis and in such forms as are set forth below:

(a) The Company Matching Contribution may be credited to the Account of each Participant in an amount between zero percent (0%) and one hundred percent (100%) of the Participant's Basic Pre-Tax and Basic Post-Tax Contributions, the exact percentage to be determined from time to time by the Plan Committee.

(b) Company Matching Contributions will be in the form of the common stock of Mindspeed Technologies, Inc., but may, in the discretion of the Board of Directors, be in cash or in any combination of cash and the common stock of Mindspeed Technologies, Inc. The Company's common stock will be valued at the American Stock Exchange closing price on the Valuation Date immediately preceding the date on which the contribution is made. The Company Matching Contributions made hereunder, whether made in the form of Mindspeed common stock or cash, will initially be directed to the Mindspeed Stock Fund, but may be reinvested to any other Investment Fund at any time.

(c) No Company Matching Contributions will be made with respect to Transfer Contributions or Rollover Contributions. No Company Matching Contributions will be made with respect to Catch-Up Pre-Tax Contributions.

2.070 COMPANY PROFIT SHARING CONTRIBUTIONS.

(a) On behalf of each Participant who is employed on the last day of the Plan Year, the Company may contribute to the Plan Company Profit Sharing Contributions, the exact amount to be determined by the Plan Committee and deposited into the Trust Fund by the Company within a reasonable time after the end of the Plan Year, but not later than the time prescribed by law for filing the Company's annual tax return with the Internal Revenue Service, in the ratio that each Participant's Compensation bears to the total Compensation of all Participants.

(b) Company Profit Sharing Contributions will be in the form of the common stock of Mindspeed Technologies, Inc., but may, in the discretion of the Board of Directors, be in cash or in any combination of cash and the common stock of Mindspeed Technologies, Inc. The Company's common stock will be valued at the American Stock Exchange closing price on the Valuation Date immediately preceding the date on which the contribution is made. The Company Profit Sharing Contributions will initially be directed to the Mindspeed Stock Fund, but may be reinvested to any other Investment Fund at any time.

2.080 TRANSFER CONTRIBUTIONS AND ROLLOVER CONTRIBUTIONS. Transfers to this Plan of a Participant's interest in another individual account plan will be permitted in the situations and pursuant to the requirements set forth below:

(a) A Participant who is presently an Eligible Employee, but who formerly though an Employee was not an Eligible Employee, may cause his or her account balances in any other individual account of the Company to be transferred to this Plan. Such transferred account balances (which will be entirely in cash or, if such balances consist in whole or in part of participant loans from the transferring plan, in cash and in kind) will constitute Transfer Contributions.

(b) A Participant who is an Eligible Employee may elect (by providing the Plan Administrator with notice thereof) to have the entire amount credited to his or her account in a qualified individual account plan of a former employer transferred from such plan to this Plan as a Rollover Contribution, subject to the following:

      (1) The Plan will accept a direct rollover or an Eligible Employee contribution of an eligible rollover distribution as defined in
            Section 402(c)(4) of the Code from:

            (i) a qualified plan described in Section 401(a) or 403(a) of the Code, including after-tax or post-tax employee contributions;

            (ii) an annuity contract described in Section 403(b) of the Code, including after-tax or post-tax employee contributions;

            (iii) an eligible plan described in Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state; or

            (iv)  an individual retirement account or annuity described in
                  Section 408(a) or 408(b) of the Code.

      (2) No portion of such Rollover Contributions may be derived from a transfer from a qualified plan under Section 401(a) of the Code which at any time had permitted benefit payments in the form of a life annuity.

(c) Transfer Contributions and Rollover Contributions will be credited to the Participant's Account as follows:

      (1) that portion of such balance attributable to employee contributions made pursuant to deferral elections under Section 401(k) of the Code will be credited to the Participant's Pre-Tax Contribution Account;

      (2) that portion of such balance attributable to employee contributions other than those described in paragraph (1) above will be credited to the Participant's Pre-Tax Contribution Account, but the Participant's tax basis under the Code in such contributions will be the same as his or her tax basis under the prior individual account plan; and

      (3) that portion of such balance attributable to employee contributions made on an after-tax basis will be credited to the Participant's Post-Tax Contribution Account.

No Company Matching Contributions will be made under Section 2.060 with respect to the Transfer Contributions and Rollover Contributions described in this Section.

                      ARTICLE III: CONTRIBUTION LIMITATIONS

3.010 LIMITATIONS ON EMPLOYEE CONTRIBUTIONS.

(a)   (1)   The aggregate amount in any calendar year of all of a Participant's:

            (i)   Basic Pre-Tax and Supplemental Pre-Tax Contributions to this
                  Plan;

            (ii) elective deferrals under any other cash-or-deferred arrangement (as defined in Section 402(g) of the Code); and

            (iii) elective employer contributions to any simplified employee pension (as defined in and pursuant to Section 408(k)(1) and (6), respectively, of the Code)

may not exceed Twelve Thousand Dollars ($12,000) or such larger sum as may be in effect under Section 402(g) of the Code. For the years 2004 through 2006 the limits will be increased as follows:

YEAR        AMOUNT
----        -------
2004        $13,000
2005        $14,000
2006        $15,000

For the Plan Years beginning on or after January 1, 2007, the aggregate amount will be increased in accordance with Section 402(g)(5) of the Code. Notwithstanding the preceding, Catch-Up Pre-Tax Contributions deferred under
Section 2.050 of the Plan and Section 414(v) of the Code will not be counted against the aggregate amount described herein in this Section 3.010(a)(1) of the Plan.

      (2) Notwithstanding any other provision of the Plan, Excess Elective Deferrals ("Elective Deferrals" and "Excess Elective Deferrals" as defined below), as adjusted for income or losses thereon, will be distributed to Participants who request a distribution in accordance with the following:

            (i) For purposes of this Section, the following definitions will have the following meanings:

                  (A) "Elective Deferrals," for a taxable year, means the sum of Company contributions made on behalf of a Participant pursuant to an election to defer under any qualified cash-or-deferred arrangement as described in Section 401(k) of the Code, any simplified employee pension cash-or-deferred arrangement as described in Section 402(h)(1)(B) of the Code, any plan as described under
                        Section 501(c)(18) of the Code, and any Company contributions made on behalf of a Participant for the purchase of an annuity contract under Section 403(b) of the Code pursuant to a salary reduction agreement. However, Catch-Up Pre-Tax Contributions are excluded from the term "Elective Deferrals" for these purposes.

                  (B) "Excess Elective Deferrals" means those Elective Deferrals that are includible in a Participant's gross income under Section 402(g) of the Code because they exceed the dollar limit specified in (a)(1) above. Excess Elective Deferrals are included in the annual limits under Section 12.010 of the Plan.

            (ii) A Participant may assign to the Plan any Excess Elective Deferrals made during the calendar year by such Participant by filing a claim in writing with the Plan Administrator no later than March 1 following the year in which the Excess Elective Deferral was made. The claim will specify the Participant's Excess Elective Deferral amount for the preceding calendar year and will be accompanied by the Participant's written statement that if such amounts are not distributed, such Excess Elective Deferral amount, when added to amounts deferred under other plans or arrangements described in
                  Section 401(k), Section 408(k), Section 457, Section 501(c)(18) or Section 403(b) of the Code, will exceed the
                  Section 402(g) of the Code dollar limit for the year in which the deferral occurred. A Participant will be deemed to have given notification described above if the Excess Elective Deferral results from Elective Deferrals to the Plan or other plans of the Company or an Affiliated Company.

            (iii) A Participant who has an Excess Elective Deferral during a taxable year may receive a corrective distribution during the same year. Such a corrective distribution will be made if:

                  (A) the Participant designates the distribution as an Excess Elective Deferral or is deemed to make the designation under part (ii) above;

                  (B) the corrective distribution is made after the date on which the Plan received the Excess Elective Deferral; and

                  (C) the Plan Administrator designates the distribution as a distribution of an Excess Elective Deferral.

            (iv) The Excess Elective Deferral distributed to a Participant with respect to a calendar year will be adjusted to reflect income or loss in the Participant's Pre-Tax Contribution Account for the taxable year allocable thereto. The income or loss allocable to such Excess Elective Deferral amount will be determined by the method generally used under the Plan to allocate income or loss to a Participant's account.

            (v) Excess Elective Deferral amounts, as adjusted for income and losses, will be distributed to a Participant no later than April 15 of the year following the calendar year in which such Excess Elective Deferral was made.

(b)   (1)   As soon as practicable after the end of the Plan Year, the Plan
            Administrator will cause the test under Section 1.050 of the Plan to be conducted on Pre-Tax Contribution elections under Sections
            2.020(a) and 2.030(a), in order to determine whether the Actual
            Deferral Percentage for the Highly Compensated Employee Group exceeds the Actual Deferral Percentage Limit under subsection (a) or
            (b) of Section 1.050 of the Plan. If the Actual Deferral Percentage of the Highly Compensated Employee Group exceeds the Actual Deferral
            Percentage Limit, the Company may elect either of the following:

            (i) to reduce the allowable Pre-Tax Contributions for Highly Compensated Employees as provided in Sections 3.010(b)(3) and 3.010(b)(5); or

            (ii) to make additional contributions, hereinafter called Qualified Non-Elective Contributions (subject to the requirements of Section 3.010(b)(6)), for all or a portion of the Non-Highly Compensated Employee Group eligible to make Pre-Tax Contributions in a level dollar amount or a uniform percentage of Compensation, as the Company will elect, within the time period required by any applicable law or regulation.

      (2) The amounts of Post-Tax Contributions and Company Matching Contributions for a Highly Compensated Employee in excess of those permitted under Section 1.050 will be considered Excess Contributions.

      (3)   Excess Contributions that must be distributed in accordance with
            Section 3.010(b)(5) will be reduced by Excess Elective Deferrals previously distributed in accordance with Section 3.010(a)(2).

      (4) Failure to correct Excess Contributions by the close of the Plan Year following the Plan Year for which they were made will cause the cash-or-deferred arrangement to fail to satisfy the requirements of
            Section 401(k)(3) of the Code for the Plan Year for which Excess Contributions were made and for all subsequent years they remain in the Trust Fund. In addition, the Company will be liable for a 10% excise tax on the amount of Excess Contributions (unless corrected by distribution or recharacterization of Excess Contributions) within 2-1/2 months after the close of the Plan Year for which they were made.

      (5) Excess Contributions will be distributed to Participants on whose behalf such Excess Contributions were made no later than the last day of the twelve-month period immediately following the Plan Year for which they were made. Excess Contributions will be distributed first to the Participant who is the Highly Compensated Employee electing the highest amount of Pre-Tax Contributions until the nondiscrimination test set forth in Section 1.050 of the Plan is met, or until such Pre-Tax Contribution election is reduced to the same dollar amount as the Participant who is the Highly Compensated Employee electing the second highest amount of Pre-Tax Contributions. If further distributions are required, such Participants' elections will be reduced to the same dollar amount of Pre-Tax Contributions as the Participant who is the Highly Compensated Employee electing the next highest amount of Pre-Tax Contributions and such further distributions will continue in the same manner until the nondiscrimination test is satisfied. Excess Contributions will be adjusted to reflect income earned and losses incurred on the Participant's Pre-Tax Contributions Account for the Plan Year.

      (6) Qualified Non-Elective Contributions and/or Company Matching Contributions can be used to satisfy the requirements of the Actual Deferral Percentage Limit test only if such contributions are nonforfeitable when made and are subject to the same distribution restrictions that apply to Pre-Tax Contributions. Additional Qualified Non-Elective Contributions and/or Company Matching Contributions which may be treated as Pre-Tax Contributions must satisfy these requirements without regard to whether they are actually taken into account as Pre-Tax Contributions for purposes of satisfying the Actual Deferral Percentage Limit test. Additional Qualified Non-Elective Contributions and/or Company Matching Contributions may be treated as Pre-Tax Contributions only if the conditions described in

            Section 1.401(k)-1(b)(5) of the Department of the Treasury Regulations are satisfied.

      (7) The amounts of the additional Qualified Non-Elective Contributions and/or Company Matching Contributions for Non-Highly Compensated Employees or the reduction in the amounts of allowable Pre-Tax Contributions for Highly Compensated Employees under subsection
            (b)(5) above will be such that at least one of the tests contained in Section 1.050 of the Plan is satisfied.

      (8) Any Company Matching Contributions made on account of an Excess Contribution or Excess Elective Deferral will be forfeited and will be used to reduce Company Matching Contributions for the year of forfeiture.

(c)   (1)   As soon as practicable after the end of the Plan Year, the Plan
            Administrator will cause the test under Section 1.030 of the Plan to be conducted on Post-Tax Contributions under Sections 2.020(b) and 2.030(b) of the Plan and on Company Matching Contributions under
            Section 2.060 of the Plan, in order to determine whether the Actual
            Contribution Percentage for the Highly Compensated Employee Group exceeds the Actual Contribution Percentage Limit under subsection
            (a) or (b) of Section 1.030 of the Plan. If the Actual Contribution
            Percentage of the Highly Compensated Employee Group exceeds the
            Actual Contribution Percentage Limit, this excess is called the "Excess Aggregate Contribution" and the Company may elect either of the following:

            (i) to reduce the allowable Post-Tax Contributions and Company Matching Contributions for Highly Compensated Employees as provided in Section 3.010(c)(3) of the Plan; or

            (ii) to make additional contributions, hereinafter called Qualified Matching Contributions (subject to the requirements of Section 3.010(c)(4) of the Plan), for all or a portion of the Non-Highly Compensated Employees eligible to make Post-Tax Contributions and to receive Company Matching Contributions in a level dollar amount or a uniform percentage of Compensation, as the Company will elect, within the time period required by any applicable law or regulation.

      (2) The amount of Post-Tax Contributions and Company Matching Contributions for a Highly Compensated Employee in excess of that permitted under Section 1.030 will be considered Excess Aggregate Contributions.

      (3) Excess Aggregate Contributions will be distributed to Participants on whose behalf such Excess Aggregate Contributions were made no later than the last day of the twelve-month period immediately following the Plan Year for which they were made. Excess Aggregate Contributions will be distributed first to the Participant who is the Highly Compensated Employee electing the greatest amount of Post-Tax Contributions and/or receiving the greatest amount of Company Matching Contributions until the nondiscrimination test set forth in Section 1.040 is met, or until such Participant's total amount of Post-Tax Contributions and/or Company Matching Contributions is reduced to the second greatest amount of Post-Tax Contributions and/or Company Matching Contributions of a Highly Compensated Employee. If further distributions are required, such Participants' Post-Tax Contribution elections and/or receipt of Company Matching Contributions will be reduced to the same dollar amount of Post-Tax Contributions and/or Company Matching Contributions as the Participant who is the Highly Compensated Employee receiving the second highest amount of Post-Tax Contributions and/or Company Matching Contributions and such further distributions will continue in the same manner until the nondiscrimination test is satisfied. Excess Aggregate Contributions will be adjusted to reflect income earned and losses incurred for the Plan Year on the Participant's Post-Tax Contribution Account and Company Matching Contribution Account.

      (4) Qualified Matching Contributions can be used to satisfy the requirements of the Actual Contribution Percentage Limit only if such contributions are nonforfeitable when made. Additional Qualified Matching Contributions must satisfy the requirements of
            Section 401(m)-1(b)(5) of the Department of the Treasury
            Regulations.

      (5) Amounts forfeited by Highly Compensated Employees under Section 3.010(c)(3) will be treated as an Annual Addition (as defined under Section 415 of the Code) under the Plan and will be applied to reduce future Company Matching Contributions. No forfeiture arising under this Section will be allocated to the Account of any Highly Compensated Employee.

                          ARTICLE IV: PLAN INVESTMENTS

4.010 INVESTMENT ELECTIONS. In addition to the elections and authorizations set forth in Article II, a Participant will elect in which Investment Funds (including the Mindspeed Stock Fund) his or her Participant Contributions, Rollover Contributions and Transfer Contributions will be invested. Such investments will be elected by the Participant among the Investment Funds in increments of five percent (5%), with the total of the elected percentage increments equaling one hundred percent (100%). The Participant will be permitted to change on a daily basis any previous Investment Fund election or elections he or she has made with regard to his or her Participant Contributions, Rollover Contributions or Transfer Contributions pursuant to this Section 4.010. The elections and changes to such elections which a Participant makes pursuant to this Section will be made by means of any method (including whatever telephonic or electronic means are available and acceptable to the Plan Administrator at the time the election or change is made by the Participant), may be made at any time and will be effective as of the American Stock Exchange closing date immediately following the making of that election or change.

4.020 FUND TRANSFERS - PARTICIPANT CONTRIBUTIONS, COMPANY MATCHING CONTRIBUTIONS, COMPANY PROFIT SHARING CONTRIBUTIONS, ROLLOVER CONTRIBUTIONS AND TRANSFER CONTRIBUTIONS. A Participant will be permitted to have the whole or portions of the value of his or her interest in the Plan's Investment Funds (including the Mindspeed Stock Fund), which are attributable to his or her own Participant Contributions, Company Matching Contributions, Company Profit Sharing Contributions, Rollover Contributions and Transfer Contributions, transferred into one or more of the Investment Funds in accordance with the following:

(a) Such transfers will be effected in dollars or in increments of five percent (5%) of the value of the Participant's interest in a transferring Investment Fund, but in no event will such transfers be in amounts less than Two Hundred Fifty Dollars ($250), except as follows:

      (1) If the balance of a Participant's interest in an Investment Fund is in an amount which is less than Two Hundred Fifty Dollars ($250), the Participant may elect to have the entire balance of his or her interest in such Investment Fund transferred.

      (2) The general percentage and dollar limitations set forth in this Section which would otherwise be applicable will not be applicable if the transfer elected by the Participant is comprised of all or a portion of his or her interest in the Mindspeed Stock Fund.

(b) Any transfer described in this Section will be effective as of the American Stock Exchange closing date immediately following the Participant's election to make such a transfer.

(c) All elections under this Section will be irrevocable and will not affect the Participant's right to exercise any other election provided by the Plan.

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(d)   Upon making a transfer election under this Section, the Participant will also either confirm or change his or her election under Section 4.010 with respect to future Pre-Tax Contributions and Post-Tax Contributions.

4.030 PARTICIPANT'S ACCOUNTS. Separate Participant Contribution, Rollover Contribution (if applicable), Transfer Contribution (if applicable), Company Matching Contribution and Company Profit Sharing Contribution Accounts will be established and maintained by the Trustee to represent all amounts, adjusted for gains or losses thereon, which have been contributed by or on behalf of a Participant as Participant Contributions, Rollover Contributions, Transfer Contributions, Company Matching Contributions and Company Profit Sharing Contributions. Such separate Accounts will contain sufficient information to permit a determination of the dollar balance of such Participant's Accounts at any time and to permit, with respect to the Mindspeed Stock Fund, a determination of the number of equivalent shares of Mindspeed common stock held on the Participant's behalf in such Fund. Each contribution on behalf of a Participant to an Investment Fund and each payment made to a Participant from an Investment Fund will result in a credit or charge to the Account representing such Participant's interest in such Fund. In addition, dividend proceeds on Mindspeed common stock held in the Mindspeed Stock Fund will be used for the purchase, when possible, of additional shares of Mindspeed common stock for the Mindspeed Stock Fund and, therefore, will result in appropriate adjustments to the balances in the Mindspeed Stock Fund, as the case may be, and to the value of the Participant's interest in the said Fund.

4.040 VALUATION AND PARTICIPANT STATEMENTS. As of each Valuation Date, an amount equal to the fair market value of the Investment Funds (other than dividends received which are attributable to whole shares of Mindspeed common stock which were or are to be transferred to Participant Accounts subsequent to the record date for such dividend in accordance with Section 4.030) will be determined by the Trustee in such manner and on such basis as it will deem appropriate. After the end of each calendar year or more frequently as the Plan Administrator will determine, the Trustee will forward by mail to each Participant a statement, in such form as the Plan Administrator deems appropriate, setting forth pertinent information relative to each Participant's Accounts. Such statement will, for all purposes, be deemed to have been accepted as correct unless the Plan Administrator (or the Trustee, as the case may be) is notified to the contrary by the Participant mail within sixty (60) days of the mailing thereof to the Participant.

                   ARTICLE V: EMPLOYMENT TERMINATION BENEFITS

5.010 VESTING. Every Participant will at all times be fully vested and have a nonforfeitable interest in all of his or her Plan Accounts.

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5.020 RETIREMENT, DEATH, LAYOFF, ETC. Subject to the provisions of Section
5.050, as soon as practicable after the occurrence of a Participant's retirement, death, layoff, disability of at least six (6) months duration or termination of employment, but not later than sixty (60) days after the end of the Plan Year in which the event has occurred, a Participant or his or her Beneficiary (in the case of the Participant's death) will receive all amounts described in subsections (e)(1) and (2) below. In the case, however, of retirement, a Participant who would otherwise receive a distribution pursuant to the preceding sentence may nevertheless elect at any time prior to the effective date of retirement to remain in the Plan without any further contributions and may elect to defer the retirement distribution to a later date, as herein described in subsections (a)-(d). All distributions required under this Section
5.020 will be determined and made in accordance with the Treasury Regulations under Section 401(a)(9) of the Code.

(a)   Time and Manner of Distribution.

      (1) The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's Required Beginning Date.

      (2) If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

            (i) If the Participant's surviving spouse is the Participant's sole Designated Beneficiary, then distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70-1/2, if later.

            (ii) If the Participant's surviving spouse is not the Participant's sole Designated Beneficiary, then distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

            (iii) If there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

            (iv) If the Participant's surviving spouse is the Participant's sole Designated Beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this subsection (a)(2), other than subsection (a)(2)(i), will apply as if the surviving spouse were the Participant.

                  For purposes of this subsection (a)(2) and subsection (c), unless subsection (a)(2)(iv) applies, distributions are considered to begin on the Participant's Required Beginning Date. If subsection (a)(2)(iv) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under subsection (a)(2)(i).

      (3) Unless the Participant's interest is distributed in a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year distributions will be made in accordance with subsections (b) and (c) of this Section 5.020. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury Regulations.

(b)   Required Minimum Distributions During Participant's Lifetime.

      (1) During the Participant's lifetime, the minimum amount that will be distributed for each Distribution Calendar Year is the lesser of:

            (i) the quotient obtained by dividing the Participant's Account Balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant's age as of the Participant's birthday in the Distribution Calendar Year; or

            (ii) if the Participant's sole Designated Beneficiary for the Distribution Calendar Year is the Participant's spouse, the quotient obtained by dividing the Participant's Account Balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the Distribution Calendar Year.

      (2) Required minimum distributions will be determined under this subsection (b) beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Participant's date of death.

(c)   Required Minimum Distributions After Participant's Death.

      (1)   Death On or After Date Distributions Begin.

            (i) If the Participant dies on or after the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the longer of the remaining Life Expectancy of the Participant or the remaining Life Expectancy of the Participant's Designated Beneficiary, determined as follows:

                  (A) The Participant's remaining Life Expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

                  (B) If the Participant's surviving spouse is the Participant's sole Designated Beneficiary, the remaining Life Expectancy of the surviving spouse is calculated for each Distribution Calendar Year after the year of the Participant's death using the surviving spouse's age as of the spouse's birthday in that year. For Distribution Calendar Years after the year of the surviving spouse's death, the remaining Life Expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

                  (C) If the Participant's surviving spouse is not the Participant's sole Designated Beneficiary, the Designated Beneficiary's remaining Life Expectancy is calculated using the age of the Beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

            (ii) If the Participant dies on or after the date distributions begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the Participant's remaining Life Expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

      (2)   Death Before Date Distributions Begin.

            (i) If the Participant dies before the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the remaining Life Expectancy of the Participant's Designated Beneficiary, determined as provided in subsection (c)(1).

            (ii) If the Participant dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

            (iii) If the Participant dies before the date distributions begin, the Participant's surviving spouse is the Participant's sole Designated Beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under subsection (a)(2)(i), this subsection (c)(2) will apply as if the surviving spouse were the Participant.

(d)   Definitions.

      (1) "DESIGNATED BENEFICIARY" means the individual who is designated as the Beneficiary under Article VII of the Plan and is the designated beneficiary under Section 401(a)(9) of Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury Regulations.

      (2) "DISTRIBUTION CALENDAR YEAR" means the calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin under subsection (a)(2). The required minimum distribution for the Participant's first Distribution Calendar Year will be made on or before the Participant's Required Beginning Date. The required minimum distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Participant's Required Beginning Date occurs, will be made on or before December 31 of that distribution calendar year.

      (3) "LIFE EXPECTANCY" means the life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury Regulations.

      (4) "PARTICIPANT'S ACCOUNT BALANCE" means the account balance as of the last valuation date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

      (5) "REQUIRED BEGINNING DATE" means the date not later than April 1 of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70-1/2).

(e) Distributions to such Participants will be made pursuant to the terms of this Section 5.020 and Section 5.030.

      (1) With respect to the Investment Funds other than the Mindspeed Stock Fund (which will be subject to the Participant election set forth in subsection (2)), the Participant will receive the full dollar balance of his or her Accounts in such Funds. Such balance will be determined in the manner provided in Section 5.030, by reference to the value of such Participant's interest on the date of the Participant's retirement, layoff or termination of employment, or, in the case of the Participant's death or disability, on the date all documentation necessary to effect distribution has been received by the Plan Administrator or his or her delegate.

      (2) With respect to the Mindspeed Stock Fund, the Participant will, if he or she should so elect, receive the full dollar balance of his or her Accounts in such Fund in the manner described in the preceding subsection or in shares of Mindspeed common stock equal in number to the maximum number of whole shares of common stock which could be purchased at the closing price of Mindspeed common stock on the American Stock Exchange on that date (or, in the event such date falls on a day on which for any reason there are no trades of such stock reflected on such listing, the last trading day preceding that date). In addition, the Participant will be paid in cash the value of any partial shares of Mindspeed common stock plus the amount of any cash dividends received since that date which is attributable to the number of whole shares of common stock distributed to him or her.

5.030 FORM OF DISTRIBUTIONS TO RETIRING PARTICIPANTS. Any Participant who is eligible for and wishes to receive a distribution under Section 5.020 on account of his or her retirement will make an election concerning the form of distribution and will provide such election to the Plan Administrator or the Plan Administrator's delegate prior to retirement. The form of distribution such a Participant may elect will be in the form of either:

(a)   a lump sum payment in cash or stock; or

(b) if the value of the Participant's Accounts at the time of the distributions is at least Ten Thousand Dollars ($10,000), ten (10) or fewer annual installment payments, such installment payments to be equal to the value of the Participant's Accounts as of the Valuation Date immediately preceding distribution, divided by the number of installments remaining at the time of each payment. The initial installment payment will be made as soon as is practicable after the effective date of the Participant's election, with subsequent payments during the elected installment payment period to be made as of the annual anniversary date of the initial installment payment.

If a Participant who had previously retired and commenced receipt of installment payments pursuant to subsection (b) returns to employment with the Company or an Affiliated Company, such installment payments will be suspended until the Participant's subsequent retirement, at which time he or she would be permitted again to make the election described therein. In the event that no election concerning the form of retirement distribution has been made by a retired Participant by the end of the calendar year in which he or she has attained age seventy and one-half (70-1/2), the distribution will be made in a lump sum.

5.040 TERMINATION OF EMPLOYMENT OR SEVERANCE FROM EMPLOYMENT.

(a) Subject to Section 5.050, distributions from this Plan to Participants for reasons other than the Participant's retirement or, in the case of a Participant's death, distributions to a Participant's Beneficiary on account of a termination of employment or a severance from employment will in all cases be made in a lump sum payment in cash or stock in accordance with an election under Section 5.040(b) by the Participant and will be paid as soon as is practicable. If the Participant is reemployed as an Employee, the Participant will not have any further right to receive a distribution of benefits as a result of his or her prior termination of employment or severance from employment.

(b) With respect to the Mindspeed Stock Fund, the Participant will, if he or she should so elect, receive the full dollar balance of his or her Accounts in such Fund in a lump sum cash payment or in shares of Mindspeed common stock equal in number to the maximum number of whole shares of common stock which could be purchased at the closing price of Mindspeed common stock on the American Stock Exchange on that date (or, in the event such date falls on a day on which for any reason there are no trades of such stock reflected on such listing, the last trading day preceding that date). In addition, the Participant will be paid in cash the value of any partial shares of Mindspeed common stock plus the amount of any cash dividends received since that date which is attributable to the number of whole shares of common stock distributed to him or her.

5.050 CASH-OUT AND AUTOMATIC ROLLOVER RULES.

(a) Notwithstanding any other provision of the Plan to the contrary, if a Participant separates from service and the aggregate value of the Participant's Accounts exceeds Five Thousand Dollars ($5,000) (determined without regard to the value of the Participant's Rollover Contributions Account), no distribution of benefits under the Plan will be made, unless the Plan Administrator or his or her delegate will first have obtained the Participant's consent thereto. In the event such consent is not so obtained, the Participant's Accounts will be retained by the Plan and will be maintained and valued in accordance with Article IV. Distribution of the Participant's Accounts pursuant to this Section will be made following the date on which the Participant's consent to such distribution is obtained in the same manner as if the Participant had separated from service on such date.

(b) Effective for distributions on and after March 28, 2005, if: (1) a Participant separates from service and the aggregate value of the Participant's Accounts exceeds One Thousand Dollars ($1,000) (determined with regard to the value of the Participant's Rollover Contributions Account) but does not exceed Five Thousand Dollars ($5,000) (determined without regard to the value of the Participant's Rollover Contributions Account) at the time of the Participant's separation from service, Participant's Rollover Contributions Account, and (2) such Participant does not elect to have such distribution paid directly to an Eligible Retirement Plan specified by the Participant in a direct rollover under
      Section 5.060 or to receive the distribution directly in accordance with
      Article V, then the Plan Administrator will pay the distribution of the Participant's Accounts in a direct rollover to an individual retirement account in designated by the Plan Administrator and in the name of such Participant.

(c) Effective for distributions on and after March 28, 2005, if a Participant separates from service and the aggregate value of the Participant's Accounts is no more than

      One Thousand Dollars ($1,000) (determined with regard to the value of the Participant's Rollover Contributions Account), at the time of the Participant's separation from service, subject to Section 5.060, then the Participant will receive a distribution of the value of the Participant's Accounts in a lump sum payment in cash.

5.060 TRANSFER OF DISTRIBUTION DIRECTLY TO ELIGIBLE RETIREMENT PLAN. If a Participant, a Participant's spouse entitled to distribution as his or her Beneficiary pursuant to Article VII or a former spouse entitled to distribution pursuant to Section 9.120(b) requests in writing, the Plan Administrator will cause all or a portion of the amounts (including shares of Mindspeed common stock) to be transferred from the Trustee directly to the custodian of an Eligible Retirement Plan specified by the Participant. Such request will be made, in the case of a Participant, at the time his or her consent to such distribution will be given to the Plan Administrator pursuant to Section 5.050, or at such later date as the Plan Administrator will permit, or, in the case of the Participant's spouse or former spouse, at such time as the Plan Administrator will determine. Prior to effecting such a transfer, the Plan Administrator will have the authority to require evidence reasonably satisfactory to him or her that the entity to which such transfer is to be made is in fact an Eligible Retirement Plan and that such Eligible Retirement Plan may receive the distribution in the forms required under this Article.

                       ARTICLE VI: WITHDRAWALS AND LOANS

6.010 WITHDRAWALS FROM ACCOUNTS BY PARTICIPANTS UNDER AGE 59-1/2.

(a) A Participant who has not yet attained age fifty-nine and one-half (59-1/2) may elect while still employed with the Company to withdraw certain amounts from his or her Accounts. As soon as practicable after the Company's receipt of such an election, there will be paid or transferred to such Participant cash and, if applicable, stock from his or her Accounts in the following order:

      (1) first, from that portion of his or her Post-Tax Contribution Account which is attributable to his or her Supplemental Post-Tax Contributions;

      (2) second, from that portion of his or her Post-Tax Contribution Account which is attributable to his or her Basic Post-Tax Contributions; and

      (3)   third, from his or her Rollover Contributions Account(s).

Withdrawals from a Participant's Pre-Tax Contribution Account prior to his or her attainment of age fifty-nine and one-half (59-1/2) will only be permitted upon the occurrence of a Hardship and will be administered pursuant to Section 6.030. In addition, withdrawals from the Participant's Company Matching Contribution Account and Company Profit Sharing Contribution Account prior to his or her attainment of age fifty-nine and one-half (59-1/2) will not be permitted.

(b) Withdrawals pursuant to subsection (a) may be made by a Participant at any time and with no minimum amount required, but will be limited to one withdrawal every six (6) months.

6.020 WITHDRAWALS FROM ACCOUNTS BY PARTICIPANTS OVER AGE 59-1/2.

(a) A Participant who has attained age fifty-nine and one-half (59-1/2) while still employed by the Company may elect to withdraw any or all of the amounts in his or her Accounts. A Participant making such an election will receive the amount of cash or, if applicable, stock to be withdrawn from his or her Accounts in the following order:

      (1) first, from that portion of his or her Post-Tax Contribution Account which is attributable to his or her Supplemental Post-Tax Contributions;

      (2) second, from that portion of his or her Post-Tax Contribution Account which is attributable to his or her Basic Post-Tax Contributions;

      (3)   third, from his or her Rollover Contributions Account(s);

      (4) fourth, from that portion of his or her Pre-Tax Contribution Account which is attributable to his or her Supplemental Pre-Tax Contributions and from his or her Catch-Up Pre-Tax Contributions;

      (5) fifth, from that portion of his or her Pre-Tax Contribution Account which is attributable to his or her Basic Pre-Tax Contributions;

      (6) sixth, from that portion of his or her Company Matching Contribution Account which is attributable to his or her Company Matching Contributions associated with his or her Basic Post-Tax Contributions and his or her Supplemental Post-Tax Contributions;

      (7) seventh, from that portion of his or her Company Matching Contribution Account which is attributable to his or her Company Matching Contributions associated with his or her Basic Pre-Tax Contributions and his or her Supplemental Pre-Tax Contributions; and

      (8)   eighth, from his or her Company Profit Sharing Contribution Account.

(b) Withdrawals pursuant to subsection (a) may be made by a Participant at any time and with no minimum amount required, but will be limited to one withdrawal every six (6) months.

6.030 HARDSHIP WITHDRAWALS FROM PRE-TAX CONTRIBUTION ACCOUNTS. Subject to any restrictions the Plan Administrator may establish pursuant to Section 6.050, the following provisions may apply in the event of the occurrence of a Hardship:

(a) An Employee who has not attained age fifty-nine and one-half (59-1/2) may request approval of the Administrative Committee to withdraw some or all of the balance of his or her Pre-Tax Contribution Accounts (including his or her Catch-up Pre-Tax Contribution Account), if the Employee demonstrates that the withdrawal is required as a result of a Hardship (including payment of any federal, state or local income taxes and penalties reasonably anticipated to result from such Hardship withdrawal).

(b) Any determination of the existence of a Hardship, the reasonable availability to the Employee of funds from other sources and the amount necessary to be withdrawn on account of such Hardship will be made by the Administrative Committee on the basis of all relevant facts and circumstances and in accordance with the provisions of this Section and
      Section 1.270, as applied in a uniform and nondiscriminatory manner. In making such determination, the Administrative Committee may, if it is reasonable to do so in light of all relevant and known facts and circumstances, rely on the Employee's representation that the Hardship cannot be relieved:

      (1)   by reimbursement or compensation by insurance or otherwise;

      (2) by reasonable liquidation of the Employee's assets, to the extent that such liquidation would not itself cause an immediate and heavy financial need;

      (3)   by suspension of Participant Contributions to the Plan; or

      (4) by other distributions (other than Hardship distributions) or loans (which meet the requirements of Section 72(p) of the Code) from the Plan and any other plan maintained by an Affiliated Company or by any former employer or by borrowing from commercial sources at reasonable commercial rates.

(c) An individual who receives a Hardship distribution pursuant to this Section prior to his or her attainment of age fifty-nine and one-half (59-1/2) will not be permitted to make any Participant Contributions to the Plan during the six (6) months immediately following his or her receipt of the said Hardship distribution. In addition, such Hardship distributions will only be available to Participants hereunder once every six (6) months.

6.040 ALLOCATION OF WITHDRAWALS AMONG INVESTMENT FUNDS. Withdrawals made pursuant to the three preceding sections will be taken from the Employee's Accounts in the Investment Funds in a pro rata fashion, based upon the relative size of such Accounts; provided, however, that a Participant will be permitted, if he or she so desires, to designate the Investment Funds from which such withdrawals will be taken.

6.050 LOANS. The Plan Administrator will establish, and may from time to time modify, procedures pursuant to which any Employee or other "party in interest" (as defined in ERISA Section 3(14)) may apply for and receive a loan from the Plan, in an amount not exceeding the least of (a), (b), (c) or (d):

(a) the aggregate of the balances (including amounts attributable to Rollover and Transfer Contributions) in the borrower's Pre-Tax Contribution and Post-Tax Contribution Accounts;

(b) an amount which, when combined with all outstanding loans to the borrower from all other plans of all Affiliated Companies, equals Fifty Thousand Dollars ($50,000), reduced by the excess, if any, of:

      (1) the highest outstanding and unpaid balances of all prior loans to the borrower from the Plan and such other plans during the twelve
            (12)-month period immediately preceding the date on which such loan is made; over

      (2) the outstanding balance of any loan to the borrower from the Plan or such other plans on the date on which the loan is made;

(c)   one-half (1/2) of the aggregate of the balances of the borrower's
      Accounts; or

(d) such amount, not exceeding the amounts described in (a) through (c) above, as the Plan Administrator will determine.

All such loans will be made available to all Eligible Employees and other parties in interest on a reasonably equivalent and non-discriminatory basis and will be governed by the provisions of Appendix A, as such Appendix is from time to time constituted, pursuant to the determination of the Plan Administrator.

6.060 TRANSFERS TO CERTAIN AFFILIATED COMPANY PLANS. A Participant who though remaining an Employee is no longer an Eligible Employee may elect, if his or her continuing employment is with an Affiliated Company, to have the entire amount credited to his or her Accounts in this Plan transferred to any qualified individual account

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

plan of the said Affiliated Company; provided, however, that such transferred amount will consist of and be limited to:

(a) cash, in the case of amounts attributable to the Participant's interest in Investment Funds other than the Mindspeed Stock Fund;

(b) Mindspeed common stock, in the case of amounts attributable to the Participant's interest, if any, in the Mindspeed Stock Fund; and

(c)   in the case of a Participant to whom a loan has been made pursuant to
      Section 6.050, the Participant's loan.

6.070 TRANSFER OF DISTRIBUTION OR WITHDRAWAL TO ELIGIBLE RETIREMENT PLAN. If a Participant entitled to a distribution under Article V or an in-service withdrawal, other than an in-service withdrawal described in Section 6.030, under this Article VI, requests in writing at the time his or her election to receive such distribution or withdrawal is made or at such later date as the Plan Administrator may permit, the Plan Administrator will cause all or a portion of the amounts (including shares of common stock) to be transferred from the Trustee directly to the custodian of an Eligible Retirement Plan specified by the Participant. Prior to effecting such transfer, the Plan Administrator will require evidence reasonably satisfactory to him or her that the entity to which such transfer is to be made is in fact an Eligible Retirement Plan and that such Eligible Retirement Plan may receive the distribution in the forms required under this Article VI.

                          ARTICLE VII: DEATH BENEFITS

7.010 DESIGNATION OF A BENEFICIARY. Subject to the provisions of Section 1.110:

(a) If a Participant dies, payment of the benefits provided under this Plan will be made to such person or persons as he or she has designated as his or her Beneficiary to receive such benefits in the event of his or her death.

(b) A Participant may change his or her designation of Beneficiary at any time by filing with the Plan Administrator (or such other person as is designated by the Plan Administrator) a request for such change. Such change will become effective only upon receipt of the request by the Plan Administrator (or the Plan Administrator's delegate), but upon such receipt, the change will relate back to and be effective as of the date the Participant signed such request; provided, however, that the Plan Administrator, the other named fiduciaries and the Trust Fund will not be liable in any way or to any degree for any payment made to the Beneficiary designated before receipt of such request.

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

(c) If no designation is effective pursuant to this Article or if the Plan Administrator or Trustee has any doubt as to the right of any Beneficiary or if the Beneficiary predeceases the Participant, the amount of such benefits may be paid to the estate of the Participant, in which event the Plan Administrator, such other named fiduciaries and the Trust Fund will not be liable in any manner and to any degree with respect to such payment.

7.020 PAYMENT TO A BENEFICIARY. Upon receipt by the Plan Administrator (or another person designated by him) of evidence satisfactory to such person of the death of a Participant and of the identity and existence at the time of such death of the Beneficiary, the Plan Administrator will direct the Trustee to pay the Participant's Accounts to such Beneficiary.

                         ARTICLE VIII: TRUST AGREEMENT

8.010 ESTABLISHMENT OF TRUST FUND. The property resulting from contributions made on behalf of all Participants, including contributions made by the Company, will be held in a Trust Fund by a Trustee selected by the Plan Committee pursuant to a Trust Agreement entered into between such Trustee and the Plan Committee.

8.020 INVESTMENT FUNDS OF THE TRUST. The Trustee will establish and maintain as parts of the Trust Fund individual Investment Funds (which may be mutual funds or collective funds, accounts or other similar investment vehicles), each of which will consist of and be identical to the individual Plan Investment Funds described in Appendix B, as the said Appendix will be from time to time constituted. The said Investment Funds, as from time to time established and maintained (including the investment objectives and general descriptions of the forms of securities or other property held in such Funds), will be as set forth in the said Appendix B.

8.030 TRUSTEE'S POWERS AND AUTHORITY. Subject to the provisions of Section 8.050 concerning certain power and authority connected with Mindspeed common stock which will be held in the Mindspeed Stock Fund, the Trustee will have full authority and discretion with respect to management of the assets of the Trust Fund, including management of the assets of the individual Investment Funds held thereunder.

8.040 STATUTORY LIMITS. In making all investments pursuant to this Plan, the Trustee will:

(a) be subject to applicable provisions of ERISA governing the exercise of its fiduciary responsibilities on behalf of the Trust Fund and this Plan, as well as to all applicable securities laws governing the investments of the Trust Fund (including

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

      any investment companies or mutual funds therein), but will not be bound by any law or any court doctrine of any state or jurisdiction limiting trust investments, except as otherwise provided or permitted by ERISA;

(b)   at all times give consideration to the cash requirements of the Plan; and

(c) not cause the Plan to engage in any transaction constituting a prohibited transaction under Section 406 of ERISA.

8.050 DUTY OF TRUSTEE AS TO COMMON STOCK IN THE MINDSPEED STOCK FUND. Except as is otherwise provided in this Section:

(a) The duty with respect to the voting, retention, and tendering of Mindspeed common stock held in the Mindspeed Stock Fund will be solely that of the Trustee, to be exercised solely in the Trustee's discretion.

(b) With respect to any matter as to which a vote of the outstanding shares of Mindspeed common stock is solicited:

      (1) The Trustee will solicit the direction in writing of each Participant as to the manner in which voting rights of shares of Mindspeed common stock held in or credited to the Mindspeed Stock Fund with respect to such Participant as of the record date fixed for determining the holders entitled to vote on such matter are to be exercised, and the Trustee will exercise the voting rights of such shares with respect to such matter in accordance with the last dated timely written direction, if any, of such Participant.

      (2) The Trustee will exercise voting rights of shares of Mindspeed common stock held in the Mindspeed Stock Fund as to which no timely direction has been received pursuant to paragraph (1) in the same proportion as it votes those shares for which it has received timely written directions from Participants pursuant to subsection (1).

(c)   In the event of any tender offer involving Mindspeed common stock:

      (1) The Trustee will solicit the direction in writing of each Participant, as to the tendering or depositing of any shares of Mindspeed common stock held in the Mindspeed Stock Fund with respect to such Participant and, except as limited by subsection (d) hereof, will tender or deposit such shares pursuant to any such tender offer in accordance with the last dated timely written direction, if any, of such Participant.

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

      (2) The Trustee will not tender or deposit shares of Mindspeed common stock held in the Mindspeed Stock Fund as to which no timely written direction has been received pursuant to subsection (1).

(d) Shares of Mindspeed common stock held in the Mindspeed Stock Fund will not be tendered or deposited by the Trustee pursuant to any such tender offer until the earlier of:

      (1) immediately preceding the scheduled expiration of the tender offer pursuant to which such shares are to be tendered or deposited;

      (2) immediately preceding the expiration of the period during which such shares of Mindspeed common stock will be taken up and paid for on a pro rata basis pursuant to such tender offer; or

      (3) the expiration of thirty (30) days from the date of the Trustee's solicitation of Participants' written direction pursuant to subsection (c)(1).

(e) With respect to the withdrawal of, or other exercise of any right to withdraw, shares of common stock which have been tendered or deposited in accordance with a timely written direction of a Participant pursuant to subsection (c), a Participant may direct the Trustee to withdraw some or all of the shares tendered or deposited, and the Trustee will withdraw the directed number of shares from the tender offer, prior to the tender offer withdrawal deadline. As used herein, the term "Tender Date" means the date on which the Trustee tenders or deposits any shares of Mindspeed common stock representing the interest of such Participant in the Mindspeed Stock Fund.

8.060 RIGHTS IN THE TRUST FUND. Nothing in the Plan or in the Trust Agreement will be deemed to confer any legal or equitable right or interest in the Trust Fund in favor of any Participant, Beneficiary or other person, except to the extent expressly provided in the Plan.

8.070 TAXES, FEES AND EXPENSES OF THE TRUSTEE.

(a) The reasonable fees and expenses of the Trustee (including the reasonable expenses of the Trustee's counsel) will be paid from the Trust Fund and will constitute a charge on the Trust Fund until so paid; provided, however, that in no event will the Trust Fund or the Company (unless the Company is specifically so directed by resolution of the Company's Board of Directors) pay any such Trustee fees or expenses:

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

      (1) for preparation or prosecution of any action against the Company, the Plan, any member of the Plan Committee or the Plan Administrator; or

      (2) for the defense or settlement of, or the satisfaction of a judgment related to, any proceeding arising either out of any alleged misfeasance or nonfeasance in any person's performance of duties with respect to the Plan or out of any alleged wrongful act against the Plan.

There will be included in the reasonable expenses payable from the Trust Fund any direct internal costs (which may include reimbursement of compensation of Company Employees) associated with Plan operations and administration, the payment of which will be in conformity with the requirements of Title I of ERISA. Neither the Plan Administrator nor the members of the Plan Committee will be compensated from the Plan but may be compensated by the Company for services rendered on behalf of the Plan.

(b) Brokerage fees, commissions, stock transfer taxes and other charges and expenses incurred in connection with transactions relating to the acquisition or disposition of property for or of the Trust Fund, or distributions therefrom, will be paid from the Trust Fund. Taxes, if any, payable by the Trustee on the assets at any time held in the Trust Fund or on the income thereof will be paid from the Trust Fund.

                           ARTICLE IX: ADMINISTRATION

9.010 GENERAL ADMINISTRATION. Authority to control and manage the operation and administration of the Plan will be vested in the Plan Committee except to the extent that:

(a) the Plan Administrator or the Administrative Committee is allocated any such authority under the Plan;

(b) the Trustee may, pursuant to Article VIII, be granted exclusive authority and discretion to manage and control all or any portion of the assets of the Plan; and

(c) the Plan Committee, the Plan Administrator, the Administrative Committee and the Trustee will constitute ERISA named fiduciaries of the Plan.

9.020 PLAN COMMITTEE. The Board of Directors will, from time to time, determine the size of the Plan Committee and appoint its individual members. The Plan Committee will act, with or without a meeting, in a manner consistent with the rules and regulations adopted pursuant to Section 9.060(d).

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

9.030 PLAN COMMITTEE RECORDS. The Plan Committee will keep such records and data as it will deem appropriate and it will from time to time file with the Board of Directors such reports as the latter may request. It will be a function of the Plan Committee to keep records of the assets of the Trust Fund, based upon reports furnished by the Trustee, and the evaluations placed thereon by the Committee will be final and conclusive.

9.040 FUNDING POLICY. The Plan Committee will be responsible for determining a funding policy of the Plan and will from time to time advise the Trustee of such policy.

9.050 ALLOCATION AND DELEGATION OF DUTIES UNDER THE PLAN. The Plan Committee, the Plan Administrator and the Administrative Committee will each have the following powers and authorities:

(a) to designate agents to carry out responsibilities relating to the Plan, other than fiduciary responsibilities; and

(b) to employ such legal, consultant, medical, accounting, clerical and other assistance as it may deem appropriate in carrying out the provisions of this Plan, including one or more persons to render advice with regard to any responsibility any fiduciary may have under the Plan.

9.060 PLAN COMMITTEE POWERS. In addition to any powers and authority conferred on the Plan Committee elsewhere in the Plan or by law, the Plan Committee will have the following powers and authority:

(a) to allocate fiduciary responsibilities, other than trustee responsibilities (responsibilities under the Trust Agreement to manage or control the Plan assets) to one or more members of the Plan Committee or to the Plan Administrator and to designate one or more persons (other than the Trustee) to carry out such fiduciary responsibilities;

(b) to determine the manner in which the assets of this Plan, or any part thereof, will be disbursed by the Trustee, except as relates to the making and retention of investments; and

(c) to establish rules and regulations from time to time for the conduct of the Plan Committee's business and for the administration and effectuation of its responsibilities under the Plan.

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

9.070 PLAN ADMINISTRATOR. In addition to any powers and authority conferred on the Plan Administrator elsewhere in the Plan, the Plan Administrator will have the following powers and authority:

(a) to administer, interpret, construe and apply this Plan and to decide all questions which may arise or which may be raised by any Employee, Participant, Beneficiary, or other person whatsoever, and the actions or decisions of the Plan Administrator in regard thereto, or in regard to anything or any matter otherwise within his or her discretion, will be conclusive and binding on all Employees, Participants, Beneficiaries, and other persons whatsoever;

(b) to designate one or more persons, other than the Trustee, to carry out fiduciary responsibilities (other than trustee responsibilities); and

(c) to establish rules and regulations from time to time for the administration and effectuation of his or her responsibilities under the Plan.

The Plan Administrator will have such other responsibility as is designated by ERISA as the responsibility of the administrator of the Plan and will have such other power and authority as is necessary to fulfill his or her responsibilities under ERISA or under the Plan.

9.080 RELIANCE UPON DOCUMENTS AND OPINIONS. The members of the Plan Committee and the Administrative Committee, the Plan Administrator, the Board of Directors and the Company will be entitled to rely upon any tables, valuations, computations, estimates, certificates and reports furnished by any consultants or consulting firms, opinions furnished by legal counsel and reports furnished by the Trustee. The members of the Plan Committee, the Plan Administrator, the Board of Directors and the Company will be fully protected and will not be liable in any manner whatsoever, except as otherwise specifically provided by law, for anything done or any action taken or suffered in reliance upon any such consultant, Trustee or counsel. Any and all such things done or such actions taken or suffered by the Plan Committee, the Plan Administrator, the Board of Directors and the Company will be conclusive and binding on all Employees, Participants, Beneficiaries, and other persons whatsoever except as otherwise specifically provided by law. The Plan Committee and the Plan Administrator may, but are not required to, rely upon all records of the Company with respect to any matter or thing whatsoever, and to the extent they rely thereon, such records will be conclusive with respect to all Employees, Participants, and Beneficiaries.

9.090 REQUIREMENT OF PROOF. The Plan Committee, the Plan Administrator, the Administrative Committee, the Board of Directors or the Company may require satisfactory proof of any matter under this Plan from or with respect to any Employee,

Participant or Beneficiary, and no such person will acquire any rights or be entitled to receive any benefits under this Plan until such proof will be furnished as so required.

9.100 LIMITATION ON LIABILITY AND INDEMNIFICATION. Except as provided in Part 4 of Title I of ERISA, no person will be subject to any liability with respect to his or her duties under the Plan, unless he or she acts fraudulently or in bad faith. No person will be liable for any breach of fiduciary responsibility resulting from the act or omission of any other fiduciary or any person to whom fiduciary responsibilities have been allocated or delegated, except as provided in ERISA Section 405(a) and Section 405(c)(2)(A) or (B). No action or responsibility will be deemed to be a fiduciary action or responsibility except to the extent required by ERISA. To the extent permitted by law, the Company will indemnify the Board of Directors, the Plan Administrator, each member of the Plan Committee, each member of the Administrative Committee and any other employee of the Company with duties under the Plan against expenses (including any amount paid in settlement) reasonably incurred by him or her in connection with any claims against him or her by reason of his or her conduct (except for his or her willful misconduct) in the performance of his or her duties under the Plan.

9.110 MAILING AND LAPSE OF PAYMENTS. All payments under the Plan will be delivered in person or mailed to the last address of the Participant (or, in the case of the death of the Participant, to the last address of any other person entitled to such payments under the terms of the Plan) furnished pursuant to
Section 9.150 below. If the Plan Administrator cannot, by making a reasonably diligent attempt by mail, locate either the Participant or his or her Beneficiary, as the case may be, for a period of seven (7) years, such Participant or Beneficiary will be presumed dead. If payment cannot be made alternatively to the estate of either and no surviving spouse, child, grandchild, parent, brother or sister of the Participant or his or her Beneficiary are known to the Plan Administrator or the Trustee or, if known, cannot with reasonable diligence be located, the amount payable will be retained by the Trustee until the amount can be distributed pursuant to the provisions of this Plan or of applicable law.

9.120 NON-ALIENATION. No right or benefit provided for in the Plan will be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance (including garnishment, attachment, execution or levy of any kind or charge) and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same will be void; provided, however, that the foregoing will not apply to the creation, assignment or recognition of a right to any benefit payable with respect to a Participant pursuant to:

(a) a levy for federal income tax issued against the Participant by the Internal Revenue Service;

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

(b) a domestic relations order, which the Plan Administrator determines is a qualified domestic relations order under Section 414(p) of the Code and which requires that the order's alternate payee (as defined in the said Code section) will be paid in a lump sum as soon as is practicable following the order's issuance; or

(c) an offset of a Participant's benefit for a criminal conviction relating to the Plan or for a civil judgment for breach of fiduciary duty with respect to the Plan in accordance with an order, judgment or settlement by the Plan against the Participant in accordance with Section 401(a)(13)(C) of the Code.

9.130 NOTICES AND COMMUNICATIONS. Each Participant will be responsible for furnishing the Plan Administrator with his or her current address and the correct current name and address of his or her Beneficiary. All communications from Participants will be in the manner from time to time prescribed by the Plan Administrator and will be addressed or communicated (including telephonic communications) to such entity or Company office as may be designated by the Plan Administrator, and will be deemed to have been given to the Company when received by such entity or Company office. Each communication directed to a Participant or Beneficiary will be in writing and may be delivered in person or by mail, in which latter event it will be deemed to have been delivered and received by him or her when so deposited in the United States mail with postage prepaid addressed to the Participant or Beneficiary at his or her last address of record with the office designated by the Plan Administrator.

9.140 COMPANY RIGHTS. The Company's rights to discipline or discharge Employees or to exercise its rights as to incidents and tenure of employment will not be affected in any manner by reason of the existence of the Trust Agreement or the Plan, or any action taken under them.

9.150 PAYMENTS ON BEHALF OF INCOMPETENT PARTICIPANTS OR BENEFICIARIES. In the event that the Plan Administrator or his or her designee will find that any Participant or Beneficiary to whom a benefit is payable under the terms of this Plan is unable to care for his or her affairs because of illness or accident or is otherwise mentally or physically incompetent, or unable to give a valid receipt, the Plan Administrator may cause the payment becoming due to such Participant or Beneficiary to be paid to another person for his or her benefit without responsibility on the part of the Plan Administrator, the Plan Committee, the Administrative Committee, the Company or the Trustee to follow the application of such payment. Any such payment will be a payment for the account of the Participant or Beneficiary and will operate as a complete discharge of all liability therefor under this Plan of the Trustee, the Company, the Plan Administrator, the Administrative Committee and the Plan Committee.

                         ARTICLE X: PARTICIPANT CLAIMS

10.010 REQUIREMENT TO FILE CLAIM. A Participant wishing a distribution or withdrawal from the Plan must present a claim, in such manner and pursuant to such procedure established by the Plan Administrator, with the person or entity designated by the Plan Administrator. A claimant who fails to comply with the manner and procedure designated by the Plan Administrator will be deemed not to have made such claim. The person or entity designated by the Plan Administrator will approve or deny in writing within thirty (30) days any claim which has been so presented.

10.020 APPEAL OF DENIED CLAIM. A Participant whose claim has been denied as set forth in Section 10.010 may appeal the denial to the Plan Administrator by filing a written appeal within sixty (60) days of the date of the denial. The Participant or his or her representative will, for the purpose of preparation of such appeal, have the right to inspect any document (including computerized records) relied upon by the Plan Administrator's representative in denying the claim. The Plan Administrator or his or her delegate will make a final, full and fair review of any such decision which is appealed. A decision which is not appealed within the time herein provided will be final and conclusive as to any matter which was presented to the person making such decision.

               ARTICLE XI: AMENDMENT, MERGERS, TERMINATION, ETC.

11.010 AMENDMENT. The Board of Directors may, at any time and from time to time, amend this Plan in whole or in part. However, except as provided in Section
14.040 below, no amendment will be made the effect of which would be:

(a) to cause any contributions paid to the Trustee to be used for or diverted to purposes other than providing benefits to the Participants and their Beneficiaries, and defraying reasonable expenses of administering the Plan, prior to satisfaction of all liabilities with respect to Participants and their Beneficiaries;

(b) to have any retroactive effect so as to deprive any Participant or Beneficiary of any benefit to which he or she would be entitled under this Plan if his or her employment were terminated immediately before such amendment; or

(c) to increase the responsibilities or liabilities of the Trustee without its written consent.

11.020 TRANSFER OF ASSETS AND LIABILITIES. The Plan Committee at any time may, in its sole discretion without the consent of the Participant or his or her representative, cause the Trustee to segregate part of the assets of the Trust Fund into one or more separate trust funds and designate a group of Participants whose benefits will be provided solely from each such segregated fund. The Board of Directors may, in its sole discretion without the consent of any Participant or his or her representative, establish a separate plan to cover any such group of Participants. The initial terms and conditions of any such plan will be identical to the extent such terms and conditions affect the rights of Participants under the Plan. Amendment to the Plan will not be necessary to carry out the provisions of this Section.

11.030 MERGER RESTRICTION. Notwithstanding any other provision in this Plan, the Plan will not in whole or in part merge or consolidate with, or transfer its assets or liabilities to any other plan unless each affected Participant in this Plan would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

11.040 SUSPENSION OF CONTRIBUTIONS. The Company may, without amendment of the Plan and without the consent of any Participant or representative of any Participant, suspend contributions to the Plan as to all or certain Participants by action of the Board of Directors. In any event, the Company will suspend contributions at any time when the amount of any contribution by it would be in excess of the earnings, including retained earnings, of the Company. Upon a suspension, the Plan Committee may, in its sole discretion, permit the Trust Fund to continue to be held by the Trustee, or may segregate one or more parts of the Trust Fund, as provided in Section 11.020.

11.050 DISCONTINUANCE OF CONTRIBUTIONS. The Company may, by action of the Board of Directors, without amendment of the Plan and without the consent of any Participant or representative of any Participant, discontinue such contributions to the Plan as to all or certain Participants.

11.060 TERMINATION. The Company, by action of its Board of Directors, may terminate or partially terminate the Plan at any time. Upon such termination or partial termination of the Plan, or upon a complete discontinuance of contributions pursuant to Section 11.050, the Accounts of each affected Participant will remain fully vested and nonforfeitable. In the event of termination or partial termination the Plan Committee may, without the consent of any Participant or other person, permit the Trustee to retain all or part of the Trust Fund or distribute all or part of the Trust Fund to the Participants or their spouses or Beneficiaries.

                       ARTICLE XII: STATUTORY LIMITATIONS

12.010 ANNUAL LIMITS OF PARTICIPANT'S ACCOUNT INCREASES. This Article is intended to conform the Plan to the requirements of Section 415 of the Code, and the regulations issued thereunder, and will be administered and interpreted in accordance with such requirements and regulations; and notwithstanding any provision of this Plan to the contrary, no amount will be credited to any Participant's Account which is in excess of the limitation imposed by said
Section 415, as from time to time amended or replaced. Except to the extent permitted by Section 2.050 of the Plan, and Section 414(v) of the Code, if applicable, the amount allocated in each Limitation Year to any Participant under the combination of defined contribution plans of all Affiliated Companies cannot exceed the lesser of Forty Thousand Dollars ($40,000) (or such larger amount as may be established under Section 415(d)(1)(B) of the Code to reflect an increase in the cost of living for the Plan Year which ends in the year in which the increase occurs) or one hundred percent (100%) of the Participant's Compensation. The percentage limit described above will not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual limit under this Section 12.010 of the Plan.

For purposes of this Article XII, Limitation Year means the Plan Year and Compensation means wages as defined in Section 3401(a) of the Code for purposes of income tax withholding at the source, but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed and including amounts described in Section 415(c)(3)(D) of the Code. For purposes of this limitation, the amount allocated will be deemed to be comprised of Company Matching Contributions, Company Profit Sharing Contributions, the Participant's Pre-Tax Contributions (excluding Catch-Up Pre-Tax Contributions described in Section
2.050 of the Plan) and the Participant's Post-Tax Contributions.

12.020 COMBINING SIMILAR PLANS. For purposes of this Article, all defined contribution plans which are required to be aggregated under Section 414(b) of the Code will be so aggregated and the limitation set forth herein will be applied to the total amounts allocated under all such plans.

12.030 CORRECTING CONTRIBUTIONS IN EXCESS OF ANNUAL LIMITS. If it is determined that the provisions of Section 12.010 and 12.020 have not be satisfied for any Limitation Year and a Participant received an amount in excess of the limitations provided in Code Section 415(c), the excess will be disposed of as follows:

(a) First, any Supplemental Post-Tax Contributions (plus attributable earnings), to the extent they would reduce the excess amount, will be distributed to the Participant.

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

(b) Second, if after the application of paragraph (a) an excess amount still exists, any Basic Post-Tax Contributions (plus attributable earnings), to the extent they will reduce the excess amount, will be distributed to the Participant. In addition, any Company Matching Contributions related to such Basic Post-Tax Contributions (plus attributable earnings) will be forfeited.

(c) Third, if after application of paragraph (b) an excess amount still exists, any Supplemental Pre-Tax Contributions and Catch-Up Contributions, if any (plus attributable earnings, in each case), to the extent they would reduce the excess amount, will be distributed to the Participant.

(d) Fourth, if after application of paragraph (c) an excess amount still exists, any Basic Pre-Tax Contributions (plus attributable earnings), to the extent they would reduce the excess amount, will be distributed to the Participant. In addition, any Company Matching Contributions related to such Basic Pre-Tax Contributions (plus attributable earnings) will be forfeited.

(e)   Fifth:

      (1) if after the application of paragraph (d) an excess amount still exists and the Participant is covered by the Plan at the end of a Limitation Year, the excess amount in the Participant's Account will be used to reduce Company Matching Contributions and/or Company Profit Sharing Contributions for such Participant in the next Limitation Year, and each succeeding Limitation Year, if necessary.

      (2) if after the application of paragraph (d) above an excess amount still exists and the Participant is not covered by the Plan at the end of a Limitation Year, the excess amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Company Matching Contributions and/or Company Profit Sharing Contributions for all remaining Participants in the Limitation Year, and each succeeding Limitation Year, if necessary.

(f) If a suspense account is in existence at any time during a Limitation Year pursuant to this Section 12.030, the suspense account will not participate in the allocation of investment gains and losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' Accounts before any Company Matching Contributions and/or Company Profit Sharing Contributions or any Participant Contributions may be made to the Plan for that Limitation Year. Excess amounts may not be distributed to Participants or former Participants.

                       ARTICLE XIII: TOP HEAVY PROVISIONS

13.010 DEFINITIONS. Solely for purposes of this Article, the following special definitions will apply:

(a) "TOP HEAVY PLAN" means a qualified retirement plan, including this Plan if applicable, which is included in, or which constitutes, an Aggregation Group under which, as of the Determination Date, the sum of the present values of accrued benefits for all Key Employees under all defined benefit plans in the Aggregation Group and the aggregate of all accounts of Key Employees under all defined contribution plans in the Aggregation Group exceeds sixty percent (60%) of the sum of the present values of accrued benefits under all such defined benefit plans and of all accounts under all such defined contribution plans for all participants under such plans.

      The present value of accrued benefits and the amounts of Account balances of an Employee or Former Employee as of the Determination Date will be increased by the distributions made with respect to an Employee or Former Employee under the Plan and plan aggregated with the Plan under Section 416(g)(2) of the Code during the one (1)-year period ending on the Determination Date. The preceding sentence will also apply to a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision will be applied by substituting "5-year period" for "1-year period". The accrued benefits and accounts of any individual who has not performed services for an Affiliated Company during the one (1)-year period ending on the Determination Date will not be taken into account.

(b) "KEY EMPLOYEE" means each Employee or former Employee (including any deceased Employee or Former Employee) who has, at any time during the plan year that includes the Determination Date, performed services for an Affiliated Company and who is, at any time during the plan year ending on the Determination Date, any one or more of the following:

      (1) an officer of the Affiliated Company having annual compensation greater than One Hundred Thirty Thousand Dollars ($130,000) (as adjusted Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002);

      (2) any person owning (or considered as owning within the meaning of Section 318 of the Code, as modified by Section 416(I)(B)(iii) of the Code more than five percent (5%) of the outstanding stock of the Company (or stock having more than five percent (5%) of the total combined voting power of all stock of the Company) (a "5 Percent Owner"); or

      (3) any person who has annual compensation of more than One Hundred Fifty Thousand Dollars ($150,000) and would be described in subparagraph (b)(2) above, if "one percent (1%)" was substituted for "five percent (5%)."

      For purposes of determining whether a person is an officer in paragraph
      (i) above, in no event will more than fifty (50) Employees or, if less than fifty (50) Employees, the greater of three (3) Employees or ten percent (10%) of all Employees, be considered Key Employees solely by reason of officer status. In addition, persons who are merely nominal officers will not be treated as officers solely by reason of their titles. For purposes of determining whether a person has sufficient annual compensation under paragraphs (1) and (3) above, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a Key Employee will be made in accordance with
      Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

(c) "DETERMINATION DATE" means the last day of the immediately preceding plan year or, in the case of the first plan year of any plan, the last day of such plan year.

(d) "EMPLOYEE" means not only an Employee as defined in Article I, but also includes any beneficiary of such Employee.

(e) "AGGREGATION GROUP" means a group of plans (including this Plan) maintained by one or more Affiliated Companies in which a Key Employee is a participant or which is combined with this Plan in order to meet the coverage and nondiscrimination requirements of Code Section 410 and
      Section 401(a)(4). The Aggregation Group also includes those plans other than this Plan which need not be aggregated with this Plan to meet Code Requirements, but which are selected by the Company to be part of a selective Aggregation Group which includes this Plan if the Aggregation Group would continue to meet the requirements of Code Section 401(a)(4) and Section 410 with such plans being taken into account.

(f) "NON-KEY EMPLOYEE" means any employee who is not a Key Employee. Non-Key Employee also means an employee who is a former Key Employee.

(g) "COMPENSATION" means compensation as described in Section 415(c)(3) of the Code, including employer contributions made pursuant to any salary reduction arrangement.

13.020 APPLICATION OF THIS ARTICLE. In the event that this Plan is or becomes a Top Heavy Plan, the Plan, where aggregated with each other defined contribution plan in the Aggregation Group in which a Key Employee is a participant, will provide a minimum allocation to the account of each Participant who is not a Key Employee for each plan year to which these rules apply equal to three percent (3%) of such Participant's Compensation. Company Matching Contributions will be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and this Article. Company Matching Contributions that are used to satisfy the minimum contribution requirements will be treated as matching contributions for purposes of the Actual Contribution Percentage Limit and other requirements of Section 401(m) of the Code.

                           ARTICLE XIV: MISCELLANEOUS

14.010 BENEFITS PAYABLE ONLY FROM TRUST FUND. All benefits payable hereunder will be provided solely from the Trust, and the Company assumes no responsibility for the acts of the Trustee, except as provided in the Trust Agreement.

14.020 REQUIREMENT FOR RELEASE. Any payment to any Participant or a Participant's present, future or former spouse or Beneficiary in accordance with the provisions of this Plan will, to the extent thereof, be in full satisfaction of all claims against the Trustee and the Company, and the Trustee may require such Participant or Beneficiary, as a condition precedent to such payment, to execute a receipt and release to such effect.

14.030 TRANSFERS OF STOCK. Transfers of Mindspeed common stock from the Trustee pursuant to Article V or VI will be made as soon as practicable, but none of the Company, any Named Fiduciary, or the Trustee will have any responsibility for any decrease in the value of such common stock between the Valuation Date used for determination of the number of shares to which the Participant is entitled and the date of transfer by the transfer agent, nor, except as provided in Articles V and VI, will the Participant receive any dividends, rights, options or warrants on such stock other than those payable to stockholders of record as of a date on or after the date of transfer.

14.040 QUALIFICATION OF THE PLAN. The Company intends for the Plan to be qualified and approved by the Internal Revenue Service under Section 401(a) of the Code and for Company Matching Contributions to be deductible by the Company for federal income tax purposes. Continuation of the Plan is contingent upon and subject to retaining such qualification and approval. Any modification or amendment of the Plan or the Trust Agreement may be made retroactively by the Company, if necessary or appropriate, to qualify or maintain the Plan and the Trust as a plan and trust meeting the requirements of applicable sections of the Code and of other federal and state laws, as are now, or in the future may be, in effect. No contribution made by the Company may revert to the Company, unless such contribution was the result of a good faith mistake of fact, in which case such contribution may be returned to the Company within one (1) year to the extent permitted by all applicable laws.

14.050 INTERPRETATION. The masculine gender will include the feminine and the singular will include the plural unless the context clearly indicates otherwise.

14.060 MILITARY SERVICE. Notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

            IN WITNESS WHEREOF, this amended and restated plan document is executed effective as of August 1, 2005.

MINDSPEED TECHNOLOGIES, INC.

BY:

/s/ Bradley W. Yates
-------------------------------------------------------
Bradley W. Yates,
Senior Vice President and Chief Administrative Officer

                                   APPENDIX A

                    PROCEDURES, TERMS AND CONDITIONS OF LOANS

ELIGIBILITY FOR LOANS. The individuals eligible to obtain loans from the Plan ("Borrowers") are limited to:

      (1)   Employees; and

      (2) non-Employees who are "parties in interest" (as defined in Section 3(14) of ERISA),

who have Plan Account balances. An Employee who wishes to obtain a loan must be employed on an active payroll of an Affiliated Company at the time of the loan application. A party in interest who is not an Employee will be eligible to obtain a loan only if an agreement can be provided by the party's current employer to deduct and remit the required loan repayments to the Savings Plan.

LIMITATION ON NUMBER AND MINIMUM AMOUNT OF LOANS. Two (2) loans per Borrower will be permitted to be outstanding from all Company-sponsored savings plans at any one time. Each loan must be for a minimum of One Thousand Dollars ($1,000).

MAXIMUM AMOUNT OF LOAN. The amount which a Borrower will be permitted to borrow from the Plan is based on the aggregate value of the Borrower's Accounts, determined in accordance with the Plan, and may not exceed the least of the amounts described in Section 6.050 of the Plan. The maximum amount of any loan will be further limited to ensure that, after applying the appropriate interest rate and taking into account all applicable deductions, the resulting periodic repayments will not exceed the Borrower's net earnings. The deductions referred to in the preceding sentence include statutory withholdings, deductions for employee benefits and all pre-tax contributions to the Plan, but exclude credit union, savings bond, charitable contributions and other similar deductions.

LOAN APPLICATIONS. Loan applications by prospective Borrowers will be made via telephone to the Plan Administrator or such third party administrator as may be designated by the Plan Administrator (either of whom is hereafter referred to as the "Loan Administrator"). The Loan Administrator will then review the telephonic application and determine eligibility for the loan. If the loan is approved, the Loan Administrator will prepare and forward to the Borrower a letter notifying the Borrower of the approval, together with a Truth in Lending Statement and a check for the loan amount, all in form approved by the Plan Administrator. The Borrower's endorsement of the loan check will be considered to be the Borrower's agreement to the terms of the loan.

Failure by the Borrower to endorse the check within thirty (30) days after the date of the check will be deemed to be a withdrawal by the Borrower of the loan application.

SOURCE OF LOAN FUNDS. Each loan will be funded by withdrawing the required amounts from the Plan Account(s) of the Borrower in the following order:

      First   --  from amounts in the Borrower's Post-Tax Contribution Account attributable to his or her Basic Post-Tax Contributions;

      Second  --  from amounts in the Borrower's Post-Tax Contribution Account attributable to his or her Supplemental Post-Tax
                  Contributions;

      Third   --  from amounts in the Borrower's Contribution Accounts
                  attributable to his or her Rollover andTransfer Contributions;

      Fourth  --  from amounts in the Borrower's Pre-Tax Contribution Account attributable to his or her Basic Pre-Tax Contributions;

      Fifth   --  from amounts in the Borrower's Pre-Tax Contribution Account attributable to his or her Supplemental Pre-Tax Contributions and attributable to his or her Catch-Up Pre-Tax Contributions.

Subject to the provisions of the following paragraph, the loan amount will be funded by the Borrower's Investment Funds in the applicable Accounts on a pro rata basis, based upon the relative size of the balance of each such Fund in his or her Accounts.

DETERMINATION OF LOAN INTEREST RATE. The interest rate to be charged for loans will be one percent (1%) over the prime rate stated by The Wall Street Journal published on the last business day of each calendar quarter.

TERM OF LOANS. Loans will be permitted for terms of 12, 24, 36, 48 or 60 months for loans other than those for the purpose of purchasing a primary residence, which will be permitted for terms up to 120 months.

REPAYMENTS. Loan repayments by Employees will be deducted from the Employee's pay check each pay period. If a pay check is insufficient to cover the full amount of the loan repayment, no deduction will be made, and the repayment will be deducted from the Employee's next pay check. Loan repayment schedules for Borrowers who are not Employees will be developed on an individual basis, but will parallel as closely as possible the loan repayment schedules for Employees.

PREPAYMENTS. The full unpaid balance of a loan may be prepaid at any time by a Borrower. Partial prepayments in excess of scheduled payroll deductions will not be accepted.

MISSED PAYMENTS. If any payment is not made, interest will continue to accrue on such missed payment and subsequent payments will be applied first to accrued and unpaid interest on the missed payment and then to principal. A notice will be mailed to the last known address of the Borrower stating that if three (3) consecutive months of payments are missed, the loan will be considered to be in default.

TERMINATION OF EMPLOYMENT. If a Borrower who is an Employee terminates employment or is on an unpaid leave of absence, or if a Borrower who is not an Employee is no longer able to repay a loan through payroll deductions, the Borrower may continue to make loan repayments, subject to restrictions imposed by the Company on payment methods. Such repayments to the Plan will be made through the Loan Administrator at an address to be provided to the Borrower by the Loan Administrator.

DEFAULT. A loan will be considered to be in default after three (3) consecutive months of payments have been missed during the term of the loan or when a Borrower revokes a payroll deduction authorization. In the event of such a default, a distribution of the loan amount, including both unpaid principal and accrued but unpaid interest, will be deemed to have occurred (as described in Section 1.401(k)-1(d)(6)(ii) of the Department of the Treasury regulations) and an information return reflecting the tax consequences, if any, to the Borrower will be issued. Upon the occurrence of an event permitting actual distribution of the Borrower's Account pursuant to the provisions of Code Section 401(k) (whether distribution of the Borrower's entire Plan Account will actually be made or will be deferred pursuant to applicable provisions of the Plan), the unpaid balance of a defaulted loan will be charged off against the Borrower's Account. If no distribution event has occurred which would otherwise permit payment to the Borrower under Code Section 401(k), the unpaid balance of the loan will be retained in the Account until such time as payment would be permitted under that Code section, at which time the unpaid balance of the loan, including any accrued and unpaid interest, will be charged off against the Borrower's Account.

                                   APPENDIX B

                                INVESTMENT FUNDS

The Investment Funds listed alphabetically below will consist of the types of assets as are set forth in the description set forth herein and will be more fully described in the prospectus or Fund description associated with that Fund (copies of which will at all times be available to Plan Participants):

-  ARIEL FUND                           Normally invests in equity securities of
   (Ariel Fund)                         widely-ignored, misunderstood or under-
                                        followed companies with market
                                        capitalizations under $2.5 billion.

-  ASSET ALLOCATION FUND A              20% in Fidelity stock mutual funds, 40%
   (Fidelity Freedom Income Fund)       in Fidelity bond mutual funds and 40% in
                                        Fidelity money market mutual funds
                                        (percentages are approximate).

-  ASSET ALLOCATION FUND B              39% in Fidelity stock mutual funds, 39%
   (Fidelity Freedom 2000 Fund)         in Fidelity bond mutual funds and 22% in
                                        Fidelity money market mutual funds
                                        (percentages are approximate).
                                        Percentage mix will gradually become
                                        more conservative over time.

-  ASSET ALLOCATION FUND B-1            45% in Fidelity stock mutual funds, 45%
   (Fidelity Freedom 2005 Fund)         in Fidelity bond mutual funds and 10% in
                                        Fidelity money market mutual funds
                                        (percentages are approximate).
                                        Percentage mix will gradually become
                                        more conservative over time.

-  ASSET ALLOCATION FUND C              45% in Fidelity stock mutual funds, 45%
   (Fidelity Freedom 2010 Fund)         in Fidelity bond mutual funds and 10% in
                                        Fidelity money market mutual funds
                                        (percentages are approximate).
                                        Percentage mix will gradually become
                                        more conservative over time.

-  ASSET ALLOCATION FUND C-1            55% in Fidelity stock mutual funds, 39%
   (Fidelity Freedom 2015 Fund)         in Fidelity bond mutual funds and 6% in
                                        Fidelity money market mutual funds
                                        (percentages are approximate).
                                        Percentage mix will gradually become
                                        more conservative over time.

-  ASSET ALLOCATION FUND D              69% in Fidelity stock mutual funds and
   (Fidelity Freedom 2020 Fund)         31% in Fidelity bond mutual funds
                                        (percentages are approximate).
                                        Percentage mix will gradually become
                                        more conservative over time.

-  ASSET ALLOCATION FUND D-1            75% in Fidelity stock mutual funds and
   (Fidelity Freedom 2025 Fund)         25% in Fidelity bond mutual funds
                                        (percentages are approximate).
                                        Percentage mix will gradually become
                                        more conservative over time.

-  ASSET ALLOCATION FUND E              82% in Fidelity stock mutual funds and
   (Fidelity Freedom 2030 Fund)         18% in Fidelity bond mutual funds
                                        (percentages are approximate).
                                        Percentage mix will gradually become
                                        more conservative over time.

-  ASSET ALLOCATION FUND E-1            84% in Fidelity stock mutual funds and
   (Fidelity Freedom 2035 Fund)         16% in Fidelity bond mutual funds
                                        (percentages are approximate).
                                        Percentage mix will gradually become
                                        more conservative over time.

-  ASSET ALLOCATION FUND F              87% in Fidelity stock mutual funds and
   (Fidelity Freedom 2040 Fund)         13% in Fidelity bond mutual
                                        funds (percentages are approximate).
                                        Percentage mix will gradually become
                                        more conservative over time.

-  BARON GROWTH FUND                    Normally invests in small cap companies
   (Baron Growth Fund)                  with market values under $1.5 billion.
                                        The Fund's size gives it the opportunity to invest in smaller companies that may have a significant impact on the Fund's performance.

-  BOND INDEX FUND                      80% of total assets in bonds included
   (Fidelity U.S. Bond Index Fund)      in the Lehman Brothers Aggregate Bond
                                        Index.

-  DIVIDEND GROWTH FUND                 80% of total assets in companies that
   (Fidelity Dividend Growth Fund)      Fidelity Management & Research Company
                                        believes have the potential for
                                        dividend growth by either increasing
                                        dividends or by commencing dividends, if none are current paid.

-  EQUITY INDEX FUND                    80% of assets in common stocks included
   (Spartan(C) U.S. Equity Index Fund)  in the S&P 500, which broadly represents the performance of common stocks
                                        publicly traded in the U.S.

-  GOVERNMENTAL INCOME FUND             Normally invests at least 80% of total
   (Fidelity Intermediate Governmental  assets in U.S government securities
    Income Fund)                        and repurchase  agreements for those
                                        securities, maintaining a dollar-
                                        weighted average maturity of three to
                                        ten years. The fund is managed to have
                                        similar overall interest rate risk to
                                        the Lehman Brothers Intermediate
                                        Government Bond Index.

-  GROWTH COMPANY FUND                  Normally invests in common stocks of
   (Fidelity Growth Company Fund)       domestic and foreign issuers with
                                        potential for above-average growth.

-  GROWTH FUND                          Normally invests in common stock.  May
   (Fidelity Fund)                      invest in bonds including lower quality
                                        debt securities.

-  INTERNATIONAL FUND                   Normally invests in stocks of larger
   (Fidelity Diversified International  companies which are located outside the
    Fund)                               United States and which are viewed as
                                        being undervalued.

-  LOW-PRICED STOCK FUND                80% of its total assets in low-priced
   (Fidelity Low-Priced Stock Fund)     stocks (those priced at or below $35 per
                                        share), which can lead to investments in small and medium-sized companies.
                                        Potentially investing in stocks not
                                        considered low-priced. Investing in
                                        domestic and foreign issuers. Investing
                                        in either 'growth' or 'value' stocks or
                                        both.

-  MID-CAP STOCK FUND                   80% of total assets in common stock of
   (Fidelity Mid-Cap Stock Fund)        companies with medium market
                                        capitalizations (those with market caps
                                        similar to companies in the S&P MidCap
                                        400 Index).

-  MINDSPEED STOCK FUND                 Mindspeed Technologies, Inc. common
   (Employee Stock Fund)                stock, cash and the proceeds and income
                                        on such cash and common stock.
                                        Initially, Company Matching
                                        Contributions and Company Profit Sharing
                                        Contributions will be invested in the
                                        Mindspeed Stock Fund.

-  THE OAKMARK SELECT FUND - CLASS I    Normally seeks capital appreciation by
   (The Oakmark Select Fund - Class I)  investing in a concentrated portfolio
                                        (typically 15 to 20 companies). The Fund generally invests in mid- and large-cap companies based in the U.S. The Fund is non-diversified, so it may concentrate its assets in fewer individual securities than a diversified fund. Therefore Fund's share price may fluctuate more than that of a comparable diversified fund.

-  OTC PORTFOLIO FUND                   Normally invests at least 80% of total
   (Fidelity OTC Portfolio Fund)        assets in securities traded on Nasdaq or
                                        another over-the-counter (OTC) market,
                                        which has
                                        more small- and medium-size companies
                                        than other markets.

-  T. ROWE PRICE EMERGING MARKETS       Normally invests in securities of
   STOCK FUND - CLASS A                  companies located in emerging markets.
   (T. Rowe Price Emerging Markets      The Fund seeks long-term capital growth.
    Stock Fund - Class A)

-  VAN KAMPEN GROWTH AND INCOME         Normally invests in income-producing
   FUND - CLASS A                       equities and may also purchase
   (Van Kampen Growth and Income        investment- grade debt.
    Fund - Class A)

-  MANAGED INCOME PORTFOLIO             Normally invests in investment contracts
   (a stable value fund - not a         providing a stated rate of interest
    mutual fund)                        which are offered by major insurance
                                        companies, with some investment in
                                        certain types of fixed income securities to provide daily liquidity.

In the event a Participant fails to make an investment election for Participant Contributions, the Participant's Account will be invested in the Managed Income Portfolio. The Company Matching Contributions and Company Profit Sharing Contributions that are contributed by the Company in the form of cash, Mindspeed common stock, or any combination thereof, will remain in the Mindspeed Stock Fund until such Company Matching Contributions or Company Profit Sharing Contributions are transferred.